UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C
(AMENDMENT NO. 2)

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

/x/ Preliminary Information Statement
/ / Confidential, For Use of the Commission only (as permitted by Rule 14c-5(d)(2))
/ / Definitive Information Statement

AGE RESEARCH INC.
(Name of Registrant As Specified In Charter)

Not Applicable
(Name of Person(s) Filing the Information Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required.
/ / Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

4) Proposed maximum aggregate value of transaction:

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

1

AGE RESEARCH, INC .
31003 Rancho Viejo Road, #2102
San Juan Capistrano, California, 912675

NOTICE OF WRITTEN CONSENT OF SHAREHOLDERS

December 26, 2003

To Shareholders of AGE RESEARCH, Inc.:

NOTICE IS HEREBY GIVEN that the following actions will be taken pursuant to the written consent of a majority of our shareholders, dated May 28, 2003, in lieu of a special meeting of the shareholders. The following actions will be effective on or about January 28, 2004:

1.  To approve the acquisition of The Varsity Group, Inc., a Missouri corporation, where the total consideration paid is 9,343,920 authorized and unissued post reverse split common shares, where that number of shares is to equal 80% of the total outstanding after the acquisition.

2.  Amend our certificate of incorporation to change the Company name from AGE Research, Inc. to Enstruxis, Inc., and concurrently to change the Company’s OTCBB trading symbol.

3.  Amend our certificate of incorporation to provide for a stock combination (reverse split) of the Common Stock in an exchange ratio to be approved by the Board, ranging from one newly issued share for each two outstanding shares of Common Stock to one newly issued share for each thirty five outstanding shares of Common Stock.

4.  Amend our Certificate of Incorporation to increase the authorized number of shares of our common stock from 100,000,000 to 750,000,000.

This Notice and the attached Information Statement are being circulated to advise the shareholders of certain actions already approved by written consent of the shareholders who collectively hold a majority of the voting power of our common stock. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be effective until 20 days after the date this Information Statement is mailed to the shareholders. Therefore, this Notice and the attached Information Statement are being sent to you for informational purposes only.

By Order of the Board of Directors,

/s/ Richard F. Holt
Richard F. Holt, Chief Accounting
Officer and Director.

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AGE RESEARCH, INC .
31003 Rancho Viejo Road, #2102
San Juan Capistrano, California, 912675

INFORMATION STATEMENT
WRITTEN CONSENT OF SHAREHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is furnished in accordance with the requirements of Regulation 14C promulgated under the Securities Exchange Act of 1934, as
Amended, by AGE RESEARCH INC., a Delaware corporation, in connection with certain actions to be taken by the written consent by the majority shareholders of AGE RESEARCH, dated May 28, 2003.

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the actions will not be effective until 20 days after the date of this
Information Statement is mailed to the shareholders.

THE APPROXIMATE DATE OF MAILING OF THIS INFORMATION STATEMENT IS January 7, 2004.

We anticipate that the actions contemplated by this Information Statement will be affected on or about the close of business on January 28, 2004.

The action to be effective twenty days after the mailing of this Information Statement, are as follows:

1.   To approve the reverse acquisition of AGE Research, Inc. by The Varsity Group, Inc., a Missouri corporation. The summary term sheet is as follows:

SUMMARY TERM SHEET

•    Transaction is a reverse acquisition where Varsity acquires Age.
•    Age Research will assign 80% of its outstanding stock to Varsity.
•    Varsity will assign 100% of its stock to Age.
•    The significance of this transaction is that Age’s industry is saturated and cannot provide any growth potential. However, Varsity is in an industry that is growing and therefore can provide a way to grow shareholder value.

For a detailed discussion on reasons for engaging in this transaction
See page 6.

2.   Amend our certificate of incorporation to change the Company name from AGE Research, Inc. to Enstruxis, Inc., and concurrently to change the Company’s OTCBB trading symbol.

3.   Amend our certificate of incorporation to provide for a stock combination (reverse split) of the Common Stock in an exchange ratio to be approved by the Board, ranging from one newly issued share for each two outstanding shares of Common Stock to one newly issued share for each thirty five outstanding shares of Common Stock.

4.   Amend our Certificate of Incorporation to increase the authorized number of shares of our common stock from 100,000,000 to 750,000,000.

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Appointment of New Directors and the Resignation of Current Directors

Following the completion of the acquisition, the present two members of the AGER board will appoint three new board members. One new director will be from Varsity Management and the other two will most likely be picked from our outside advisors. The new AGER board will then appoint two additional outside independent board members for a total of seven board members. Concurrent or shortly thereafter, the original two AGER directors will resign to pursue other personal and business interests.

Voting Securities

Shareholders of record at the close of business on May 28, 2003 (the "Record Date") are entitled to notice of the action to be effective on or about December __, 2003. As of the Record Date, our authorized capitalization consisted of 100,000,000 shares of common stock, par value $0.001 per share, of which 68,759,301 were issued and outstanding and entitled to vote. Each share of our common stock entitles its holder to one vote on each matter submitted to the shareholders. However, because the shareholders holding at least a majority of the voting rights of all outstanding shares of capital stock as of the Record Date have voted in favor of the foregoing actions by resolution dated May 28, 2003; and having sufficient voting power to approve such proposals through their ownership of the capital stock, no other consents will be solicited in connection with this Information Statement.

Shareholders of record at the close of business on May 28, 2003 are being furnished copies of this Information Statement. The principal executive office of the Company is located at 31103 Rancho Viejo Road, #2102, San Juan Capistrano, California 92675 and the Company's telephone number is (800) 597-1970.

SHAREHOLDER DISSENTER'S RIGHT OF APPRAISAL

The General Corporate Law of Delaware does not provide for dissenter’s rights of appraisal in connection with the proposed actions.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS AND NO SHAREHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED IN THIS INFORMATION STATEMENT.

MATTERS SET FORTH IN THE WRITTEN CONSENTS

The Written Consents contain:

(i) A Resolution dated May 28, 2003, to amend the Certificate of Incorporation in order to provide for 1) change the Company name from AGE Research, Inc. to Enstruxis, Inc., 2) to provide for a stock combination (reverse split) of the Common Stock in an exchange ratio to be approved by the Board, ranging from one newly issued share for each two outstanding shares of Common Stock to one newly issued share for each thirty five outstanding shares of Common Stock, and 3) to increase the authorized number of shares of our common stock from 100,000,000 shares to 750,000,000 shares. The vote required for this proposal was a majority of shares voted.

(ii) a Resolution dated May 28, 2003, to approve the acquisition of The Varsity Group, Inc., a Missouri corporation, where the total consideration to be paid is 9,343,920 authorized and unissued post reverse split common shares, where that number of shares is to equal 80% of the total outstanding after the acquisition. The vote required for this proposal was a majority of shares voted. Also, see Exhibit H for copy of the "Acquisition Agreement".

Shareholders representing 59.5% of the votes of the currently issued and outstanding shares of Common Stock have executed the Written Consents, thereby ensuring the stock combination. See "Other Information Regarding The Company - Security Ownership of Certain Beneficial Owners and Management."

Set forth below is a table of the stockholders who have executed the Written Consents and, to the best of the Company's knowledge, the number of shares of Common Stock beneficially owned by such stockholders as of March 28, 2003:

4

	Common Shr’s	Votes/Shr	Common Votes	% of Total Votes

Total Common Issued and Outstanding Votes Possible		1	68,759,301	100.00%
Votes by Written Consent For all proposals
Beneficial Owner

Wendy Holt	5,000,000	1	5,000,000	7.3%
Bonnie Holt and Richard F. Holt	10,651,833	1	10,651,833	15.5%
Richard B. Holt	5,400,000	1	5,400,000	7.8%
Jean S. Armstrong	8,665,050	1	8,665,050	12.6%
Mark Scharmann	5,193,100	1	5,193,100	7.5%
Eldridge D. Huntington	6,000,000	1	6,000,000	8.8%
Total	40,909,983	1	40,909,983	59.5%

VOTE REQUIRED

As of May 28, 2003 (the dates of the Written Consents), 68,759,301 shares of Common Stock were issued and outstanding with 40,909,983 votes acquired thus, Stockholders representing no less than 34,379,651 votes from Common Stock were required to execute the Written Consents to effect the matter set forth therein. As discussed under "Matters Set Forth in the Written Consents," shareholders owning approximately 40,909,986 votes, or 59.5% of the votes of Common Stock, have executed the Written Consents and delivered them to the Company as required by law within the 60 day period, thereby ensuring the approval of the proposals.

Significant Corporate Events: During the past two years there have been no negotiations, transactions or material contract between any AGE and Varsity directors, executive officers, officers or other persons holding specified positions or relationships.

Agreements, regulatory requirements and legal proceedings: Other than the planned resignation of the current AGE directors (see page 4), there are no present or proposed material agreements, arrangements, understanding or relationships between Varsity or any of its executive officers, directors and controlling persons. And similarly with Age there are no present or proposed material agreements, arrangements, understanding or relationships between Varsity or any of its executive officers, directors and controlling persons .

Business of Age Research, Inc. (Registrant)

Since December 1987, Age Research, Inc. ("AGE") has marketed its RejuvenAge products to physicians practicing skin therapy medical specialties. The RejuvenAge products are non-prescription skin care products that do not contain Retin-A or any other prescription drug. In addition to the RejuvenAge products, Age sells a proprietary moisturizing shaving cream for sensitive or irritated beard conditions called Bladium.

Age owns the formulations for both the RejuvenAge and Bladium products. The products are manufactured by independent contractors.

The sales activity of Age is limited with sales for the prior years ending December 31, 2002, 2001 and 2000 being $7,894, $8,277 and $14,257 respectively.

In May 2000, Age vacated its warehouse facility. Any current inventory is stored at the president's house.

In September 2003, the majority of Age’s shareholders approved the acquisition of The Varsity Group, Inc., as described in the section below. Age will discontinue its current line of business upon consummation of the proposed transaction with The Varsity Group.

Age enters into Acquisition

Shareholders of Age holding a majority of Age’s common stock approved the acquisition of The Varsity Group, Inc., a Missouri corporation. The Varsity Group, Inc., is based in St. Louis, Missouri. The Varsity Group provides Human Resources services including payroll, benefits and employee-related administration and support services to small business clients primarily in the Midwest. The Varsity Group is incorporated in Missouri and has been in business since 1992.

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Terms of the transaction

The total consideration to be paid is 9,343,920 post reverse split AGE common shares that will be issued to Varsity shareholders in exchange for 100% of Varsity’s issued and outstanding common shares. The Age shares issued are to be equal 80% of the Company’s total shares outstanding upon completion of the acquisition. After the reverse acquisition by The Varsity Group, current shareholders will own approximately 20% of the new combined entity.

The purchase price for the acquisition of The Varsity Group was based on a multiple of projected earnings. The projected earnings for The Varsity Group was based on restructuring of the overhead and elimination of under performing programs as well as a projected increase in new business. The estimated projected EBITDA of the business came to $600,000.00 on sales of $60,000,000.00. The purchase price was based on a multiple of five times estimated earnings which valued the transaction at approximately $3,000,000.

The purchase was structured to be paid in the capital stock of AGER. The transaction however required AGER to seek shareholder approval for a reverse split of the company’s stock in order to make available enough shares to complete the transaction as there were not enough shares or sufficient price per share to do so. The AGER stock price at the time of the letter of intent was less than .01 cents per share with fewer than 40 million of the 100 million shares authorized available. The reverse split ratio of 1 for 35 shares anticipated an approximate post split share price in the range of .30 to .35 cents per share. The negotiated purchase price therefore translated to 9,343,920 shares of the Company’s common stock to approximate the $3,000,000 value at .32 cents per share.

Reason for engaging in transaction

We felt that putting a private company into Age would give the shareholders their best chance to realize a favorable value of their stock and provide for a favorable return from their investment. Since revenues of Age have been falling each year, which we feel is attributable to being in saturated industry, we believe that the best chance for growing our shareholder value is to combine Age with The Varsity Group, a growing private company, which is in an emerging industry. We believe that positioning AGE in this growing industry should provide of the growth of AGE including the improvement of our sales and thus potentially provide more value to Age and its shareholders.

Potential negative factors:

The potential negative factors considered concerned the restructuring, operational challenges and capital needs of The Varsity Group. The restructuring risks considered include the possibility that we would be unable to align the overhead of the business with the current cash flow from operations on a timely basis. Other restructuring risks include the possible loss of clients as a result of the changes in the operation or elimination of programs or products the clients had previously relied on; new or unforeseen state, federal or local regulatory requirements that the company may not be able to comply with on a timely basis; the possible loss sustained by the company due to a default in payment by one of its clients or a client bankruptcy which could have a significant negative impact on the cash flow of the business since the business provides usually provides its services in advance of payment for many of its clients; and lastly, trailing losses from programs that have been eliminated but have a loss tail such as self insurance programs.

Going concern and liquidity issues:

The capital needs of the Varsity business include ongoing expenses related to self insurance programs that had been eliminated but have a continuing loss payout. If the company is unable to secure sufficient capital to meet these needs there is a risk that the service of these obligations will have a significant negative impact on the business. The company will also require additional working capital for sales growth. Failure to secure working capital to forward the company’s sales presents liquidity issues which present a risk to the company’s growth.

In addressing the liquidity issue, the current combined operations have significantly pared down their respective overheads over recent months with a goal of operating within its revenue and profit production levels. Historically, Age has maintained a very low overhead in operating its business. In addressing its earning deficits, The Varsity Group has significantly reduced its overhead during 2003 though the reduction of staff and other operational reductions. We feel that the reductions made at Varsity have been made without impacting service levels to clients.

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We feel our operational overhead is now positioned to be able to scale behind new sales growth to keep the operational expenses within our financial means. Notwithstanding a significant loss of clients or any other unforeseen or uncontrollable risk to the business, we believe that the business is currently self sustaining under the present structure and that The Varsity Group business will be able to continue at its present level as it has for the past 15 years without outside capital. However, outside capital will be required to bring on new clients.

It is our intention to raise capital to enable The Varsity Group business to grow from its present regional presence to establish a national foot print. The capital raised will be used for subsequent regional acquisitions and the establishment of a national sales and service operation. This national sales operation will include sales office in several key markets throughout the country. It is our intention to raise capital through a combination of debt and equity investment into the company. Our present situation notwithstanding, we believe that subsequent performance of the business and the high level of dedication to our agenda will produce results in subsequent quarters that are worthy of the investment we are seeking.

Vote required for approval of the transaction

Approval by the majority of the issued and outstanding shares is required for this transaction. As of May 28, 2003 (the dates of the Written Consents), 68,759,301 shares of Common Stock were issued and outstanding with 40,909,983 votes acquired, thus, stockholders representing no less than 34,379,651 votes from Common Stock were required to execute the Written Consents to effect the matter set forth therein. For each matter that was approved by written consent, the vote required was approval by a majority of the shares outstanding.

Material differences in the rights of Age’s security holders as a result of this transaction .

There are no differences in the rights of Age’s security holders as a result of this transaction, however subsequent to the acquisition Age’s security holders will own a smaller percentage of Age’s shares outstanding.

Accounting treatment of this transaction

In accordance with accounting principles generally accepted in the United States, Age will account for the acquisition using the purchase method of accounting. Under this method of accounting, Age will record the market value of its common stock issued in the acquisition and the amount of direct transaction costs associated with the acquisition as the estimated purchase price of acquiring Varsity. Age will allocate the estimated purchase price to the net tangible assets acquired, based on their respective fair values at the date of the completion of the acquisition. Any excess of the estimated purchase price over the fair value of net assets acquired will be accounted for as goodwill.

In accordance with the Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets," goodwill resulting from the business combination currently estimated at $1,661,305, will not be amortized but instead will be tested for impairment at least annually (more frequently if certain indicators are present).

In the event that Age’s management determines that the value of goodwill has become impaired, the combined company will incur an accounting charge for the amount of impairment during the fiscal quarter in which the determination is made. The amounts listed in the above paragraph are only preliminary estimates; however, actual amounts may differ from these estimates.

Federal income tax consequences of the transaction, if material.

General

The following discussion describes the material U.S. federal income tax consequences of the exchange of shares of Varsity’s capital stock for Age common stock pursuant to the acquisition that are generally applicable to holders of Varsity capital stock. This discussion is based on currently existing provision of the Internal Revenue Code of 1986, as amended (the "Code"), existing and proposed Treasury regulations thereunder and current administrative rulings and court decisions, all of which are subject to change. Any such change, which may or may not be retroactive, could alter the tax consequences to Varsity stockholders as described herein. Neither Varsity nor Age has requested nor will request a ruling from the Internal Revenue Service with regard to any of the tax consequences of the acquisition.

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Varsity stockholders should be aware that this discussion does not deal with all U.S. federal income tax considerations that may be relevant to particular Varsity stockholders in light of their particular circumstances, such as stockholders who are dealers in securities, who are subject to the alternative minimum tax provisions of the Code, who are foreign persons, insurance companies, tax-exempt organizations, financial institutions, or broker-dealers, who hold their shares as part of a hedge, straddle, conversion or other risk-reduction transaction, who do not hold their Varsity stock as capital assets, who hold their Varsity stock through a partnership or other pass-through entity or who acquired their shares in connection with stock option or stock purchase plans or in other compensatory transactions. In particular, this discussion does not discuss the tax consequences of payments that may be subject to the "golden parachute" provisions of the Code. In addition, unless specifically addressed below, the following discussion does not address the tax consequences of the acquisition under foreign, state or local tax laws, the tax consequences of transactions effectuated prior or subsequent to, or concurrently with, the acquisition (whether or not any such transactions are undertaken in connection with the acquisition), including without limitation any transaction in which shares of Varsity capital stock are acquired or shares of Age common stock are disposed of, or the tax consequences of any receipt of rights to acquire Age common stock.

Accordingly, Varsity stockholders are urged to consult their own tax advisors as to the specific tax consequences to them of the acquisition, including the applicable federal, state, local and foreign tax consequences.

Federal Income Tax consequences if the Acquisition Qualifies as a Reorganization

Assuming the acquisition qualifies as a reorganization within the meaning of Section 368(a) of the Code and the acquisition is completed under the current terms of the acquisition agreement, the following U.S. federal income tax consequences generally will result:

-    No gain or loss will be recognized by holders of Varsity capital stock solely upon their receipt of Age common stock, in exchange for such Varsity capital stock in the acquisition (except with respect to cash received in lieu of fractional shares as discussed below)

-    The aggregate tax basis of the Age common stock received by each Varsity stockholder in the acquisition will be the same as the aggregate tax basis of the Varsity capital stock surrendered by such Varsity stockholder in exchange therefore.

-    The holding period of the Age common stock received by each Varsity stockholder in the acquisition will include the period for which the Varsity capital stock surrendered in exchange therefore was considered to be held, provided that the Varsity capital stock so surrendered is held as a capital asset at the time of the acquisition.

-    Any cash payment received by a holder of Varsity capital stock in lieu of a fractional share of Age common stock will be treated as if such fractional share had been issued in the acquisition and then redeemed by Age. A Varsity stockholder receiving such cash will recognize gain or loss upon such payment, measured by the difference, if any, between the amount of cash received and the basis in such fractional share. The gain or loss will be capital gain or loss provided that the shares of Varsity capital stock were held as capital assets and will be long-term capital gain or loss if the Varsity capital stock exchanged for that fractional share of Age common stock had been held for more than one year at the time of the acquisition. However, if the receipt of cash instead of fractional shares is essentially equivalent to a dividend (determined by application of Section 302 of the Code on a stockholder by stockholder basis), some or all of this gain may be treated as a dividend and taxed as ordinary income.

-    If a Varsity stockholder dissents to the acquisition and receives solely cash in exchange for such stockholder’s Varsity capital stock, such cash generally will be treated as a distribution in redemption of such stockholder’s Varsity capital stock. Where such stockholder owns no Age common stock either directly or by reason of certain attribution rules set forth in the Code, the stockholder should recognize gain or loss measured by the difference between the amount of cash received and the adjusted tax basis of the Varsity capital stock surrendered. Different tax consequences will apply to any interest awarded by a court to a dissenting Varsity stockholder.

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U.S. Federal Backup Withholding

A holder of Varsity capital stock may be subject, under some circumstances, to backup withholding at a rate of 30% with respect to certain payments made in the acquisition unless the holder provides proof of an applicable exemption or a correct taxpayer identification number, and otherwise complies with applicable requirements of the backup withholding rules. Any amounts withheld under the backup withholding rules are not an additional tax and may be refunded or credited against the holder’s U.S. federal income tax liability, provided the required information is furnished to the Internal Revenue Service.

Regulatory approvals

State of Federal regulatory approval is not required in connection with this transaction.

Reports, opinions, appraisals

No report, opinion or appraisal relating to this transaction was requested or received.

Reports to security holders

Age is a reporting company under Section 12(b) or (g) of the Securities Exchange Act of 1934 and files all required reports with the Securities and Exchange Commission.

The public may read and copy any materials Age files with the SEC at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. Also, you may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains the reports, proxy and information statements, and other information that Age files electronically with the SEC. The SEC website address is http://www.sec.gov.

Description of Property

Age does not possess any property. Age vacated its warehouse facility in May 2000. The remaining minimal inventory is stored at the president’s house.

Legal Proceedings

None

Market for common equity and related stockholder matters

The table below sets forth, for the respective periods indicated, the prices for Age’s common stock in the over-the-counter market as reported by the NASD’s OTC Bulletin Board. Age’s common stock was cleared for quotations on the OTCBB in January 2000 under the symbol "AGER". The bid prices represent inter-dealer quotations, without adjustments for retail mark-ups, mark-downs or commissions and may not necessarily represent actual transactions.

	High Bid	Low Bid

Fiscal Year Ended December 31, 2003

First Quarter	.00	.01
Second Quarter	.01	.13

Fiscal Year Ended December 31, 2002

First Quarter	.04	.05
Second Quarter	.02	.04
Third Quarter	.01	.03
Fourth Quarter	.00	.01

Fiscal Year Ended December 31, 2001

First Quarter	.03	.07
Second Quarter	.04	.08
Third Quarter	.05	.08
Fourth Quarter	.05	.06

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Holders

At March 31, 2003, the Company had approximately 275 shareholders of record based on information provided by the Company’s transfer agent.

Dividends

Since its inception, Age has not paid any dividends on its Common Stock, and Age does not anticipate that it will pay dividends in the foreseeable future.

Securities authorized for issuance under equity compensation plans

None.

Financial Statements – AGE Research, Inc.

1.  Audited Consolidated Financial Statements
a.  Period Ending December 31, 2002 – Exhibit B, page 28
b.  Period Ending December 31, 2001 – Exhibit C, page 38

2.  Interim Consolidated Financial Statements
Period Ending September 30, 2003 -  Exhibit D, page 48

3.  Proforma Consolidated financials
Period Ending September 30, 2003 –   Exhibit E, page 55

Selected financial Data – Age Research, Inc.__($000)_____

	Year ending December 31 ,					September 30,

	1998	1999	2000	2001	2002	2003

Net sales	$17,457	19,519	14,257	8,277	7,894	4,932

Income (loss) from continuing oper	.(7,988)	(18,919)	(7,861)	(10,266)	(11,633)	(135,933)

Per common share	(.0001)	(.0003)	(.00)	(.00)	(.00)	(.06)

Total Assets	12,982	11,524	4,877	3,152	1,062	669

Long term liabilities	96,602*	-	-	-	-	-
Total liabilities	127,691	5,130	6,344	14,885	16,929	21,799

* Notes due stockholders converted to equity in 1999

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Supplementary financial information – Age Research, Inc. ($000)

	Year 2001				Year 2002				Year 2003

	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3

Net sales	2,122	2,208	820	3,127	3,073	1,888	1,670	1,263	2,181	1,731	1,020

Gross profit	1,781	1,857	724	2,769	2,614	1,623	1,421	1,025	1,852	1,529	921

Income(loss)	(5,417)	(572)	(749)	(3,528)	(3,462)	(2,367)	(1,719)	(4,085)	(2,714)	(75,261)	(57,751)

Per share	.00	.00	.00	.00	.00	.00	.00	.00	.00	.03	.00

Management’s discussion and analysis of financial condition and results of operations.

Results of Operations

Three and Nine Months Ended September 30, 2003 compared to September 30, 2002

Revenues and Costs of Sales. For the three and nine month periods ended September 30, 2003, our revenues were $1,020 and $4,932, respectively, with cost of goods sold of $99 and $631, for a gross profit of $921 and $4,301, respectively. For the three and nine month periods ended September 30, 2002, our revenues were $1,670 and $6,632, respectively, with cost of goods sold of $249 and $973, for a gross profit of $1,421 and $5,659, respectively.

Operating Expenses. Total operating expenses for three and nine month period ended September 30, 2003 were $58,672 and $138,999, respectively compared to $3,012 and $12,078 for 2002. The net losses for the three and nine months ended September 30, 2003 were $57,958 and $135,133, compared to the net losses for the three and nine months ended September 30, 2002 were $1,719 and $6,749.

Year ended December 31, 2002 Compared to December 31, 2001

Revenues and Costs of Sales. For the fiscal year ended December 31, 2002, the Company had sales of $7,894, with cost of goods sold of $1,211. For the fiscal year ended December 31, 2001, the Company had sales of $8,277, with cost of goods sold of $1,146. Selling, general and administrative expenses for 2002 were $17,059, compared to selling, general and administrative expenses for 2001 of $16,400. Management believes that for the Company to have any significant increase in sales volume the Company will require substantial expenditures in advertising. The expenses in 2002 and 2001 are primarily attributable to the preparation and filing of periodic reports under Section 13 and/or 15(d) of the Exchange Act. The slightly higher expenses in 2002 were attributed primarily to higher accounting and legal expenses. The net loss from operations for 2002 was $10,375 compared to net loss from operations for 2001 of $9,269.

Year ended December 31, 2001 Compared to December 31, 2000

Revenues and Costs of Sales. For the fiscal year ended December 31, 2001, the Company had sales of $8,277, with cost of sales of $1,146, for a gross profit of $7,131. For the fiscal year ended December 31, 2000, the Company had sales of $14,257, with cost of sales of $5,776, for a gross profit of $8,481. Sales declined due to the lack of any marketing program. Cost of sales decreased as a percentage of total sales, but management believes that such sales costs have been reduced to a minimum already and cannot be decreased further Management believes that for the Company to have any significant increase in sales volume the Company will require substantial expenditures in advertising.

General and Administrative Expense. Total operating expenses for 2001 were $16,400, compared to total operating expenses for 2000 of $15,553. The expenses in 2001 and 2000 are primarily attributable to the preparation and filing of periodic reports under Section 13 and/or 15(d) of the Exchange Act. The higher expenses in 2001 were attributed primarily to higher accounting and legal expenses. The net loss from operations for 2001 was $9,269 compared to net loss from operations for 2000 of $7,072.

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Liquidity and Capital Resources

Historically, we have financed our operations through a combination of cash flow derived from operations and debt and equity financing. At September 30, 2003, we had a working capital deficit of $21,799 based on current assets of $669 and current liabilities of $22,468.

Based on our current marketing program and sales, it is clear that we will have to increase our sales volume significantly in order to have profitable operations. At this time, however, we do not have any working capital to expand our marketing efforts.

We propose to finance our needs for additional working capital through some combination of debt and equity financing. Given our current financial condition, it is unlikely that we could make a public sale of securities or be able to borrow any significant sum from either a commercial or private lender. The most likely method available to us would be the private sale of our securities. There can be no assurance that we will be able to obtain such additional funding as needed, or that such funding, if available, can be obtained on terms acceptable to us.

12

Business of The Varsity Group (acquired Company)

The Varsity Group, LLC ("VARSITY") was incorporated as a Missouri corporation in August 1990. Varsity is a full service regional Administrative Employer Organization. Varsity’s primary service provides employee related administrative and support services to approximately 65 small businesses clients in six states in which we are licensed to provide these services. Our clients outsource their employee related administrative duties to us in the areas of state and federal regulatory compliance; payroll preparation and production; and employee health and retirement benefits.

Varsity’s income is derived from administrative fees earned by charging for the production and processing of client’s payroll. The fee is a percentage of the client’s payroll. The administrative fee percentage charged varies based on the level of client risk we assume from our clients. Our clients with whom we receive payment in advance of our payroll delivery represent a lower level of risk and therefore pay a lower administrative fee than for those clients for whom we carry their payroll awaiting payment which pay fees at a higher rate based on a higher level of risk to our company.

Varsity also earns fees for providing advisory services to their small business clients. To minimize risk, Varsity maintains a close relationship with its small business clients. This customer-client relationship provides Varsity with a view into the client’s operations, including finance and marketing plus challenges that our client’s business is facing at that time. Using the knowledge gained, Varsity has been able to offer advice and tailor support services in areas beyond its core employee related services. These areas that Varsity has been able to offer support include the areas of operations, finance and marketing. Varsity expects revenue growth in these advisory areas.

Varsity feels that certain aspects of its business that is related to assumption of payroll risk and providing structural advisory services differentiate it from other firms in the industry who primarily specialize in human resource or business process out-sourcing.

Varsity’s mission is to provide its small business clients support services which promote growth, access to capital and liquidity. Varsity’s long term goal is to assemble a national footprint to deliver its services to small business throughout the United States. To this end, Varsity intends to establish a front line sales presence in several (to be determined) keys growth markets throughout the United States. The marketing identity for our larger national small business financial services initiative is Enstruxis. Varsity’s target market is small businesses with fewer than 100 employees.

Varsity shareholders approve transaction

Shareholders of 100% of Varsity’s common stock approved the transaction of being acquired by Age Research, Inc.

Consideration (terms) for the transaction

The total consideration to be received by Varsity is 9,343,920 post reverse split common shares of Age research, Inc., which will be issued to Varsity shareholders in exchange for 100% of Varsity’s issued and outstanding common shares. The AGE shares issued are to be equal 80% of the Company’s total outstanding shares after the acquisition.

Reason for engaging in transaction

Varsity feels that being a public entity will facilitate its goal of growing on a national basis as well as provide the means to attract funding if needed to achieve its goal.

Vote required for approval of the transaction

Varsity received approval from 100% of its shareholders.

Description of Property

Varsity’s principal offices are located at 12755 Olive Street, Suite 400, St. Louis, Missouri, 63141, and the telephone number is (314) 317-7200. Varsity leases 7,538 square feet on the first floor of the building through 7/31/2005.

Legal Proceedings .

None

13

Financial Statements – The Varsity Group, Inc.

1.   Audited Consolidated Financial Statements Period Ending December 31, 2002 and 2001 – Exhibit F, page 60

2.   Interim Consolidated Financial Statements Period Ending September 30, 2003 - Exhibit G. page 71

Selected financial Data: The Varsity Group, Inc. ($000)

	Year ending December 31 ,				September 30,

	1999	2000	2001	2002	2003

Net sales	$33,847	$54,956	$64,158	$59,009	$37,027

Income (loss) from continuing oper.	25	(209)	(369)	(998)	(610)

Per common share	-	(2)	(2)	(5)	(2)

Total Assets	438	1,810	2,383	2,242	2,581

Long term liabilities	14	196	-	-	-
Total liabilities	349	1,797	2,947	3,804	4,141

Supplementary financial information ($000)

Amount($000)

	Year 2001				Year 2002				Year 2003

	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3

Net sales	$16	$16	$16	$16	$14	$15	$14	$15	$13	$12	$12

Gross profit	.3	.4	.3	.3	.3	.4	.3	.3	(.3)	(.2)	(.2)

Income (loss)	(.4)	(.5)	(.4)	(.4)	(.5)	(.6)	(.6)	(.6)	(.2)	(.2)	(.2)

Per share	(.5)	(.5)	(.5)	(.5)	(1.0)	(1.0)	(2.0)	(1.0)	(.07)	(.07)	(.06)

Management’s discussion and analysis of financial condition and results of operations.

Results of Operations

Three and Nine Months Ended September 30, 2003 compared to September 30, 2002

For the three and nine month period ended September 30, 2003, our revenues were approximately $11,816,619 and $37,026,519 respectively, for a decrease of $2,77,747 and $7,169,195 respectively, for the same periods in 2002. Revenue decreased over prior year due to changes in the company’s product offerings in the provisioning of workers compensation coverage and health insurance coverage for its clients under a single provider master program. In a review of these programs it was determined that they created a substantially high level of risk for the company due to high claims losses and low premium participation to cover these losses. The elimination of these insurance programs from the company’s core offering began in 2002 resulted in a loss of business with clients for whom these insurance programs were central to their relationship with The Varsity Group. This loss of clients and realignment of several client agreements produced the loss in revenue for these reporting periods.

14

These insurance programs left a trailing claims loss which the company continues to pay down. These losses are shown as a present and contingent liability on the balance sheet, hence the increase in liabilities over the same reporting periods.

While the risk offering is no longer part of our client offering, we may continue to see a departure of present clients due to our termination of these insurance programs. The decrease in revenue may continue into 2004 for the first six month period as a result of client departures and due to further changes in product offering. A continued trend in decreasing revenue as a result of the changes in product offering represents a serious risk for the company and will have a negative impact on earnings and the company’s ability to continue to service its obligations. We are confident that our product offering moving forward represents not only lower risk to the company but greater value to our clients and has show to be more profitable as well. We expect this trend to continue however it will do so slowly.

Direct Costs of revenue for the three and nine month period ended September 30, 2003, were $11,830,181 and $36,550,736 respectively, for a decrease of $2,565,475 and $6,616,594 respectively from the same periods in 2002. The decrease is directly related to the decrease in revenue.

Gross profit (deficit) for services was $(13,562) and $475,786 for the three and nine months ended September 30, 2003, a decrease of $206,272 and $552,601 over the same prior periods. The decrease is directly related to the decrease in revenue.

Operating expenses for the three and nine month period ended September 30, 2003 was $362,664 and $1,191,323 respectively for a decrease of $231,938 and $469,541 from the same period prior year. The decrease is attributable to the reduction of General and Administrative expenses as a result of a decrease in salaries, wages and benefits plus a decrease in supplies and general expenses resulting from the decrease in revenue.

Net loss for the three and nine month period ended September 30, 2003, was $400,078 and $609,958 respectively, for a decrease $97,795 and $114,247 from the same period prior year.

Year ended December 31, 2002 Compared to December 31, 2001

For the fiscal year ended December 31, 2002, Varsity had revenues of $59,009,084, for a decrease of $5,149,515, for the same period in 200l. This decrease was a result of changes in the company’s product offerings in the provisioning of workers compensation coverage and health insurance coverage for its clients under a single provider master program to a multiple provider individual program.

For the fiscal year ended December 31, 2002, Varsity had direct costs of $57,707,761, for a decrease of $5,121,817, for the same period in 2001.

Gross profit for services was $1,301,323 for the year ended December 31, 2002, a decrease of $27,698 over the prior fiscal year. The gross profit percentage rate for the year ended December 31, 2002 was 2.2%, an increase of .1% for the same period in 2001.

Operating expenses for the year ended December 31, 2002 was $2,311,192 for an increase of $570,328 from the same prior period. The raise is attributable to the increase of general and administrative expense of $322,344. In addition the increase is due to the increase in and salaries, wages, benefits and payroll tax expense of $247,984.

The net loss from operations for 2002 was $787,519 compared to the net loss from operations for 2001 of $379,091.

15

Year ended December 31, 2001 Compared to December 31, 2000

For the fiscal year ended December 31, 2001, the Company had revenues of $64,158,599, for an increase of $9,894,813, for the same period in 2000. The increase is a result if new business in the year 2001 versus 2000.

For the fiscal year ended December 31, 2002, the Company had direct costs of $62,829,578, for an increase of $10,130,100, for the same period in 2000. These increases in direct costs follow the increase in new business for this period.

Gross profit for services was $1,329,021 for the year ended December 31, 2001, a decrease of $235,287 over the prior fiscal year. The gross profit percentage rate for the year ended December 31, 2001 was 2.1%, a decrease of .8% for the same period in 2000. The decrease in gross profit for this period it attributed to an increase in operational overhead to support a growing client base.

Operating expenses for the year ended December 31, 2001 was $1,740,864 for an increase of $478,777 for the same prior period. The raise is attributable to the increase of general and administrative expense of $61,646. In addition the increase is due to the raise in and salaries, wages, benefits and payroll tax expense of $417,131. These increases are from the hiring of additional support and sales staff to support new sales growth .

The net loss from operations for 2001 was $379,091 compared to the net loss from operations for 2000 of $313,347.

Liquidity and Capital Resources

On September 30, 2003 Varsity had assets of $1,538,102 compared to $2,242,474 on December 31, 2002, a decrease of $714,374. The decrease is mainly due to the decrease of $185,957 in cash/cash equivalents, $103,783 in other asset and $417,137 in accounts receivable.

On September 30, 2003 Varsity had liabilities of $3,710,131 compared to $3,804,545 on December 31, 2002, a decrease of $94,414. The decrease is primarily a result of a decrease in accounts payable of $437,000, accrued compensation of $449,000, prefunded payroll of $525,000, and line of credit of $49,000 offset by increases in accrued expenses of $114,000 officers loans of $907,000 and short term loans of 345,000.

As of September 30, 2003 Varsity’s working capital position increased $340,093 from a negative $2,011,927 at December 31, 2002 to a negative $2,352,020 at September 30, 2003.

Net cash used by operating activities for the nine months ended September 30, 2003 amounted to $1,183,027, which mainly consists of the nine month operating loss of $609,958, account payable payments of $322,628, pre-funded payment of $525,877 and a decrease in accrued compensation of $448,856, offset by increases in restricted cash of $155,827, depreciation expense of $47,545, provision for bad debt of $22,184, account receivable of $394,953 and other assets of $103,783.

Net cash used in investment activities for the nine months ended September 30, 2003 amounted to $50,050 which consisted mainly of a reduction in a loan to related parties of $46,192 and the purchase of property and equipment of $6,358.

Financing activity for the nine months ended September 30, 2003 generated net cash of 1,202,947, consisting of advances from officers of $907,000 and a bank loan of $300,000.

Going Concern

As shown in the accompanying financial statements, Varsity incurred a net loss of $998,091 during the year ended December 31, 2002, and as of that date, the Company’s current liabilities exceeded its current assets by $1,887,032 and its total liabilities exceeded its total assets by $1,562,071. Those factors create an uncertainty about the Company’s ability to continue as a going concern. Management of the Company is developing a plan to reduce operating expenses and obtain an infusion of capital through either public or private investment. The ability of the Company to continue as a going concern is dependent on management’s successful reduction of operating expenses and successful capital infusion. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern .

16

Summary of Investments--Other than Investments in Related Parties

NA

Real Estate and Accumulated Depreciation

NA

Mortgage Loans on Real Estate

NA

17

PROFORMA INFORMATION
SELECTED HISTORICAL AND UNAUDITED PRO FORMA
COMBINED CONDENSED FINANCIAL DATA

The following selected historical annual financial data of AGE RESEARCH and VARSITY as been derived from their respective audited historical financial statements and should be read in conjunction with those consolidated financial statements and the notes related to those financial statements. The consolidated financial statements for AGE RESEARCH and for VARSITY for the two fiscal years ended December 31, 2002 are included elsewhere in this joint proxy statement/prospectus.

The unaudited selected historical financial information as of September 30, 2003, and for the nine month periods ended September 30, 2003 and 2002, of AGE RESEARCH and the unaudited selected historical financial information of VARSITY as of September 30, 2003 and for the nine months ended September 30, 2003 and September 30, 2002 are included elsewhere in this joint proxy statement/prospectus, and in the opinion of AGE RESEARCH's and VARSITY’s respective management, reflect all adjustments necessary for the fair presentation of the unaudited interim financial information. The results of operations for those interim periods are not necessarily indicative of the results to be expected for the entire year.

The business combination will be accounted for under the purchase method of accounting. Although AGE RESEARCH will be acquiring VARSITY, VARSITY will hold a controlling interest in AGE RESEARCH as a result of the business combination. Accordingly, the business combination is considered, for accounting purposes, to be a "reverse acquisition," in which VARSITY is the "accounting acquirer." Accordingly, the unaudited pro forma combined condensed balance sheet data at September 30, 2003 includes the accounts of VARSITY on a historical cost basis and the assets and liabilities of AGE RESEARCH at acquisition cost, allocated by relative estimated fair value as of the date of the acquisition. The estimated purchase price allocations have been made on a preliminary basis and may change as additional information becomes known. The unaudited pro forma combined statements of operations data have been presented as if the business combination took place at the beginning of the earliest period presented. All of the unaudited pro forma combined condensed historical financial data has been derived from the unaudited pro forma combined condensed financial statements and the related notes thereto included elsewhere in this joint proxy statement/prospectus and should be read in conjunction with those financial statements and related notes. The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the business combination had been consummated at the beginning of the periods presented, nor is it necessarily indicative of future operating results or financial position.

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AGE HISTORICAL CONDENSED FINANCIAL DATA

	At or for year ended December 31,				At or for nine months ended September 30,
	1999	2000	2001	2002	2002	2003

Statement of Operation Data:
Total Revenue	$19,519	$14,257	$8,277	$7,894	$6,632	$4,932
Total Costs and Expenses	28,746	21,329	17,546	18,269	13,051	139,630
Income (loss) from Operations	(9,227)	(7,072)	(9,269)	(10,375)	(6,419)	(134,698)
Net income (loss)	(18,919)	(7,861)	(10,266)	(11,633)	(7,549)	(135,933)
Net income (loss) per diluted share	$(0.01)	$(0.00)	$(0.01)	$(0.01)	$(0.00)	$(0.06)
Number of shares used in computing
diluted earnings (loss) per share (1)	1,826,979	1,905,908	1,921,694	1,939,551	1,931,218	2,170,901
Balance Sheet Data:
Cash and cash equivalents	$1,015	$1,823	$1,970	$310	$2,048	$85
Working capital (deficit)	6,098	(1,532)	(11,733)	(15,867)	(11,782)	(21,799)
Total assets	11,524	4,877	3,152	1,062	3,117	669
Long-term debt, less current portion	-	-	-	-	-	-
Total stockholders' equity (deficit)	6,394	(1,467)	(11,733)	(15,867)	(11,782)	(21,799)

(1) Had been adjusted retroactively to reflect the reverse split of 1 for 35 shares of common stock in connection.
with the acquisition

VARSITY HISTORICAL CONDENSED FINANCIAL DATA

	At or for year ended December 31,				At or for nine months ended September 30,
	1999	2000	2001	2002	2002	2003

Statement of Operation Data:
Total Revenue	$33,847,000	$54,956,000	$64,158,599	$59,009,084		$37,026,519
Total Costs and Expenses	33,723,000	55,103,000	64,569,983	60,228,404		37,363,979
Income (loss) from Operations	124,000	(147,000)	(411,384)	(1,219,320)		(337,460)
Net income (loss)	25,000	(209,000)	(369,916)	(998,091)		(212,965)
Net income (loss) per diluted share	$250	$(2,090)	$(1,850)	$(4,990)		$(1,065)
Number of shares used in computing
diluted earnings (loss) per share	100	100	200	200		200
Balance Sheet Data:
Cash and cash equivalents	$-	$17,593	$192,804	$287,128		$298,363
Working capital (deficit)	(25,699)	(213,912)	(851,502)	(1,887,032)		(2,167,252)
Total assets	438,772	1,810,216	2,383,335	2,242,474		1,961,978
Long-term debt, less current portion	14,583	196,151	-	-		-
Total stockholders' equity (deficit)	75,458	(182,768)	(563,980)	(1,562,071)		(1,775,036)

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UNAUDITED AGE RESEARCH AND VARSITY PRO FORMA COMBINED CONDENSED HISTORICAL FINANCIAL DATA

	Year ended December 31, 2002	Nine Months ended September 30, 2003

Pro forma combined condensed statement of operations data:
Total revenue	$59,016,978	37,031,451
Total costs and expenses	60,246,674	37,503,609
Income (loss) from operations	(1,229,696)	(472,158)
Net income (loss)	(1,008,125)	(348,098)
Net income (loss) per diluted share	$(0.09)	$(0.03)
Number of shares used in computing diluted
earnings (loss) per share (1)	11,283,471	11,679,900

	Asof December31,2002	Asof September30,2003

Pro forma combined condensed balance sheet data:
Cash and cash equivalents	$287,438	$298,448
Working capital (deficit)	(1,902,899)	(2,189,051)
Total assets	2,243,536	1,962,647
Long-term debt, less current portion	-	-
Total stockholders' equity (deficit)	(1,577,938)	(1,796,835)

(1) Had been adjusted retroactively to reflect the reverse split of 1 for 35 shares of common stock in connection with the acquisition.

20

CHANGE NAME OF OUR COMPANY TO ENSTRUXIS, INC.

To reflect the new business and direction of the Company, we felt that a name change was appropriate. The name chosen by the shareholders holding a majority of Age’s common stock was Enstruxis, Inc.

The name of the company will be changed to Enstruxis. The name was selected to better reflect the new business and its direction. The name is to suggest structural support for small business. The core offering provided to small business clients by The Varsity Group is that of outsourced HR. The product deliverables include advice and counsel in the areas of employee related risk and benefits; administration of employee related duties such as payroll, taxes, insurance, health and retirement benefits; production and support of employee payroll. The alliance with our small business clients provides structural support for the business allowing small business owners to focus on what they do best. Our approach to our client relationships is that of partnership and unique to our industry in that our partnership assumes more financial risk than just an agency relationship with the client. Many of our clients are in need of structural support in other areas of their business such as strategic planning, sales growth, capital formation, legal and accounting guidance. We have a high level of intimacy with these small business clients which enables us to see structural needs from a unique vantage point. Our plan includes the development and delivery of other essential support services which are designed to support and grow the small business.

The company will no longer continue to sell skin care products.

PURPOSES OF THE REVERSE SPLIT

The main purpose for the Reverse Split would be to provide for the acquisition of the Varsity Group. The terms of the acquisition agreement call for the Varsity shareholders to receive 80% of the outstanding shares of AGE. A reverse split would reduce the number of the shares outstanding thus providing for an adequate amount of shares to be available for the acquisition.
Another purpose of the Reverse Split would be to increase the market price of our Common Stock. We believe a reverse split may increase the market price of our stock which may help in making our common stock a more viable tool to attract working capital and as a form of consideration for potential acquisitions.
THERE CAN BE NO ASSURANCE, HOWEVER, THAT, EVEN AFTER CONSUMMATING THE REVERSE SPLIT, THE COMPANY WILL BE ABLE TO MAINTAIN ITS MARKET PRICE PER SHARE AND THUS UTILIZE ITS COMMON STOCK IN ORDER TO EFFECTUATE FINANCING OR ACQUISITION TRANSACTIONS.

The Reverse Split will not change the proportionate equity interests of the Company's stockholders at the time of the split, nor will the respective voting rights and other rights of stockholders be altered, except for possible immaterial changes due to rounding up to eliminate fractional shares. However, shares issued in connection with the acquisition of The Varsity Group, acquiring working capital, or future acquisitions would most likely dilute the value of shares held by individual shareholders. There are no anti-dilution protections for the debt holders. The Common Stock issued pursuant to the Reverse Split will remain fully paid and non-assessable. The Company will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.

CERTAIN EFFECTS OF THE REVERSE SPLIT

The following table illustrates the effect that the Reverse Split would have on the 68,759,301 shares of Common Stock that were outstanding on May 28, 2003:

COMMON SHARES:
	PRIOR TO REVERSE STOCK SPLIT	AFTER 1 FOR 2 REVERSE STOCK SPLIT	AFTER 1 FOR 35 REVERSE STOCK SPLIT
NUMBER OF SHARES

Common Stock:
Authorized	100,000,000	100,000,000	100,000,000

Shares Outstanding (1)	68,759,301	34,379,651	1,964,551

Shares Available for Future
Issuance	31,240,699	65,620,349	98,035,449

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(1) Gives effect to the Reverse Split, excluding the new shares to be issued in lieu of fractional shares. Stockholders should recognize that, the reverse split will reduce the number of shares they own by a number equal to the number of shares owned immediately prior to the filing of the amendment regarding the reverse split divided by the Exchange Number (i.e. divide by 2 if the reverse is two to one, as adjusted to include new shares to be issued in lieu of fractional shares.
While a reverse split may result in an increase in the market price of the Common Stock, there can be no assurance that the reverse split will increase the market price of the Common Stock by a multiple equal to the exchange number or result in a permanent increase in the market price (which is dependent upon many factors, including the Company's performance and prospects). Also, should the market price of the Company's Common Stock decline after the reverse split, the percentage decline may be greater than would be the case in the absence of the reverse split.
The possibility exists that liquidity in the market price of the Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Split. In addition, the Reverse Split will increase the number of stockholders of the Company who own odd-lots (less than 100 shares). Stockholders who hold odd-lots typically will experience an increase in the cost of selling their shares, as well as greater difficulty in effecting such sales. Consequently, there can be no assurance that the Reverse Split will achieve the desired results that have been outlined above.

22

INCREASE THE AUTHORIZED NUMBER OF SHARES OF OUR COMMON STOCK FROM 100,000,000 to 750,000,000
The holders of a majority of the shares of our outstanding common stock approved in writing an amendment to our Certificate of Incorporation to increase our authorized capital from 100,000,000 shares to 750,000,000 shares.

The increase in authorized capital was approved by shareholders who deemed it advisable and in the company's best interests for reasons including the following

•    to provide for potential future acquisitions.
•    to provide for the future raising of capital
•    to provide a means to award company employees

Although there are no agreements respecting any merger or acquisition of another business, a majority in interest of the shareholders believes that the increase in the number of authorized shares of common stock is in the best interest of AGE and that of our shareholders because additional shares of common stock will provide us with the ability act when such opportunities are available. Furthermore, an increase in the number of authorized shares will allow Age to issue additional shares without further shareholder approval.

Because of the Board of Directors' discretion in connection with an issuance of additional shares of our common stock, the Board of Directors may, under certain circumstances, possess timing and other advantages in responding to a tender offer or other attempt to gain control of us, which may make such attempts more difficult and less attractive. Any additional shares of common stock issued would have the same rights and privileges as the currently outstanding shares of common stock. For example, issuance of additional shares would increase the number of shares outstanding and could necessitate the acquisition of a greater number of shares by a person making a tender offer and could make such acquisition more difficult since the recipient of such additional shares may favor the incumbent management. Moreover, these advantages give the Board of Directors the ability to provide any such holders with a veto power over actions proposed to be taken by the holders of our common stock. This could have the effect of insulating existing management from removal, even if it is in the best interest of the common shareholders. Our management is not aware of any existing or threatened efforts to obtain control of AGE Research Inc. other than the proposed acquisition of The Varsity group. The issuance of any additional shares of our common stock would also have the effect of diluting the equity interests of existing shareholders and the earnings per share of existing shares of common stock. Such dilution may be substantial, depending upon the number of shares issued. In addition, the common shareholders have no preemptive rights to subscribe to any additional stock issuances, or to any security convertible into such stock.

The increase in the authorized capital shall be effective on or about December03, approximately twenty days after the mailing of this Information Statement, and the amendment to our Certificate of Incorporation will thereupon be filed.

OTHER INFORMATION REGARDING THE COMPANY
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following tables sets forth the number of shares of the Company's Common Stock, par value $0.001, held by each person who is believed to be the beneficial owner of 5% or more of the 68,759,301 shares of the Company's common stock outstanding at March 19, 2003, based on the Company's transfer agent's list, and the names and number of shares held by each of the Company's officers and directors and by all officers and directors as a group.

Title of Class	Name and Address Of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

Common	Mark A. Scharmann(1) 1661 Lakeview Circle Ogden, UT 84403	5,193,100	7.55

Common	Wendy E. Holt (2) 205 1/2 Agate Street Balboa Island, CA 92662	5,000,000	7.27

Common	Richard B. Holt (3) 24382 Antilles Way Dana Point, CA 92629	5,400,000	7.85

Common	Jean Armstrong P.O. Box 6743 Pine MTN. Club, CA 93222	8,026,050	11.67

Common	Eldridge D. Huntington 5314 Anaheim Road Long Beach, CA 90815	6,000,000	8.73

Common	Richard F. Holt (4) 1 Strawberry Lane San Juan Capistrano, CA 92675	10,651,833	15.49

Officers and Directors

Common	Richard F. Holt, President/director	---- see above ----

Common	Wendy E. Holt (2) Vice-president/director	---- see above ----

All Officers, Directors, as a Group (2 Persons)	15,651,833	22.76

23

-----------------------
(1) Includes 13,100 held of record by Troika Capital Investments, an entity controlled by Mr. Scharmann.
(2) Wendy E. Holt is the adult daughter of Richard F. Holt.
(3) Richard B. Holt is the adult son of Richard F. Holt.
(4) Richard F. Holt's share numbers include 6,537,290 shares held in a family trust and 50,000 shares held in a trust by his spouse, Bonnie Holt. Richard and Bonnie Holt have control over the shares held in the family trust.

BOARD COMMITTEES

The Board of Directors does not currently maintain an Audit Committee or a Compensation Committee, but plans to appoint an Audit Committee and a Compensation Committee in the near future. During the fiscal year ended December 31, 2002, the Board of Directors held one meeting.

COMPENSATION OF DIRECTORS

The Company's Directors are not currently compensated for attendance at Board of Directors meetings.

EXECUTIVE COMPENSATION

The Company has not had a bonus, profit sharing, or deferred compensation plan for the benefit of its employees, officers or directors. Except as noted below, the Company has not paid any salaries or other compensation to its officers, directors or employees for the years ended December 31, 2002, 2001 and 2000, nor at any time during 2002, 2001 or 2000. Further, the Company has not entered into an employment agreement with any of its officers, directors or any other persons and no such agreements are anticipated in the immediate future. It is intended that the Company's directors may be compensated for services provided to the Company. As of the date hereof, no person has accrued any compensation from the Company.

24

The following tables set forth certain summary information concerning the compensation paid or accrued for each of the Company's last three completed fiscal years to the Company's or its principal subsidiaries chief executive officer and each of its other executive officers that received compensation in excess of $100,000 during such period (as determined at December 31, 2002, the end of the Company's last completed fiscal year):

SUMMARY COMPENSATION TABLE

						Long Term Compensation

		Annual Compensation			Other	Awards Restricted		Payouts
Name and Principal Position	Year	Salary	Bonus($)	Annual Compensation	Stock Awards	Options /SARs	LTIP Payout	All other Compensation

Richard F. Holt	2002	$-0-	-0-	-0-	-0-	-0-	-0-	-0-
President	2001	$-0-	-0-	-0-	-0-	-0-	-0-	-0-
	2000	$-0-	-0-	-0-	-0-	-0-	-0-	-0-

Options/SAR Grants in Last Fiscal Year

None.

Bonuses and Deferred Compensation

None.

Compensation Pursuant to Plans

None.

Pension Table

Not Applicable.

Other Compensation

None.

Legal Proceedings

None

SALES OF UNREGISTERED SECURITES

25

In August 2002, 500,000 shares of common stock were issued to Mark Sharmann in payment of consulting fees. The stock was valued at $.005 a share. .

In August 2002, 1,000,000 shares of common stock were issued to Richard and Bonnie Holt in payment of amounts owed. The stock was valued at $.005 a share.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our president, Richard F. Holt, is currently making payments to purchase inventory on behalf of the Company. As of December 31, 2002 and 2001, the balance due him related the purchases were $1,231 and $223. The Company also has notes payable to him in the amount of $8,500, accruing interest at 6% per annum.

OTHER MATTERS

The Board of Directors of the Company is not aware that any matter other than those described in this Information Statement is to be presented for the consent of the shareholders.

ADDITIONAL INFORMATION
We are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance with the requirements thereof, file reports, proxy statements and other information with the Securities and Exchange Commission ("SEC"). Copies of these reports, proxy statements and other information can be obtained at the SEC's public reference facilities at Judiciary Plaza, Room 1024, 450 Fifth Street, N.W., Washington, D.C., 20549. Additionally, these filings may be viewed at the SEC's website at http://www.sec.gov.

DISTRIBUTION OF INFORMATION STATEMENT

The cost of distributing this Information Statement has been borne by us and certain shareholders that consented to the action taken herein. The distribution will be made by mail.

Pursuant to the requirements of the Exchange Act of 1934, as amended, the Registrant has duly caused this Information Statement to be signed on its behalf by the undersigned hereunto authorized.

By Order of the Board of Directors

/s/ Richard F. Holt
Richard F. Holt, Chief Accounting
Officer and Director

December 26, 2003
San Juan Capistrano, California

26

EXHIBIT A

AGE RESEARCH INC.

NOTICE PUSUANT TO SECTION 228 OF THE GENERAL CORPORATION LAW
OF THE STATE OF DELAWARE

TO: ALL STOCKHOLDERS

1. PLEASE TAKE NOTICE THAT Stockholders owning at least a majority of the outstanding stock of AGE RESEARCH Inc., by written consent dated May 28, 2003 have duly adopted the following resolutions:

"a resolution approving the following:

1.   To approve the reverse acquisition of AGE by the Varsity Group, Inc., a Missouri corporation, where the total consideration paid is 9,343,920 authorized and unissued post reverse split common shares, where that number of shares is to equal 80% of the total outstanding after the reverse acquisition.

2.   Amend our certificate of incorporation to change the Company name from AGE Research, Inc. to Enstruxis, Inc., and concurrently to change the Company’s OTCBB trading symbol.

3.   Amend our certificate of incorporation to provide for a stock combination (reverse split) of the Common Stock in an exchange ratio to be approved by the Board, ranging from one newly issued share for each two outstanding shares of Common Stock to one newly issued share for each thirty five outstanding shares of Common Stock.

4.   Amend our Certificate of Incorporation to increase the
authorized number of shares of our common stock from 100,000,000 to 750,000,000."

DATE: December 26, 2003

27

Exhibit B

Audited Consolidated Financial Statements
Periods Ending December 31, 2002

HAROLD Y. SPECTOR
Certified Public Accountant
(888)584-557780        S. LAKE AVENUE
FAX (626)584-6447                                    SUITE 723
hspectorcpa@earthlink.net                    PASADENA, CA 91101

INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and stockholders of Age Research, Inc.

I have audited the accompanying balance sheet of Age Research, Inc. (a Delaware corporation) as of December 31, 2002, and the related statements of operations, changes in stockholders' deficit, and cash flows for the years ended December 31, 2002 and 2001. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with auditing standards generally accepted in the United States. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Age Research, Inc. as of December 31, 2002, and the results of its operations and its cash flows for the years ended December 31, 2002 and 2001, in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company's significant operating losses raises substantial doubt about its ability to continue as a going concern. Management’s plans regarding those matters are also described in Note 2. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/Harold Y Spector, CPA
Pasadena, California
March 12, 2003

28

AGE RESEARCH, INC.
BALANCE SHEET
December 31, 2002

ASSETS

Current Assets
Cash	$310
Accounts Receivable	752

Total Current Assets	1,062

Property and Equipment, net of
accumulated depreciation of $7,354	-

TOTAL ASSETS	$1,062

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities
Accounts Payable and Accrued Expenses	$8,429
Officers’ Loan	8,500

Total Current Liabilities	16,929

Stockholders’ Deficit
Common stock, $.001 par value, 100,000,000
shares authorized, 68,759,301 shares
issued and outstanding	68,759
Paid-in Capital	736,264
Accumulated Deficit	(820,890)

(15,866)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,062

See notes to financial statements.

29

AGE RESEARCH, INC. STATEMENTS OF OPERATIONS For the years ended December 31, 2002 and 2001

	2002	2001

Sales	$7,894	$8,277

Cost and Expenses
Cost of Goods Sold	1,211	1,146
Selling General and Administrative
Expenses	17,059	16,400

	18,269	17,546

Operating (loss)	(10,375)	(9,269)

Other Income (Expense)
Interest Income	0	6
Interest Expense	(458)	(203)

Total Other Income (Expenses)	(458)	(197)

Net (loss) before taxes	(10,833)	(9,466)

Provision for Income Taxes	800	800

Net (loss)	$(11,633)	$(10,266)

Net (loss) per share-Basic and Diluted	$(0.00)	$(0.00)

Weighted Average Number of Shares	67,884,301	67,259,301

See notes to financial statements.

30

AGE RESEARCH, INC. STATEMENTS OF CHANGES IN STOCKHOLDERS’ DEFICIT For The Years Ended December 31, 2002 and 2001

	Common		Paid in Capital	Accumulated Deficit	Total
	Shares	Stock

Balance at December 31, 2000	67,259,301	$67,259	$730,264	$(798,990)	$(1,467)

Net (loss)				(10,266)	(10,266)

Balance at December 31, 2001	67,259,301	67,259	730,264	(809,256)	(11,733)

Issuance of stock for cash	1,500,000	1,500	6,000		7,500

Net (loss)				(11,633)	(11,633)
Balance at December 31, 2002	68,759,301	$68,759	$736,264	$(820,889)	$(15,866)

See notes to the financial statements.

31

AGE RESEARCH, INC. STATEMENTS OF CASH FLOWS For the years ended December 31, 2002 and 2001

	2002	2001

CASH FLOWS FROM OPERATING ACTIVITIES
Net Income (Loss)	$(11,633)	$(10,266)
Adjustment to reconcile net income to
net cash provided by operating
activities
Depreciation	-	65
Decrease in:
Accounts Receivable	177	884
Inventory	253	923
Increase (Decrease) in:
Accounts Payable and Accrued Expenses	(256)	2,341

Net cash flows (used in) Operating
Activities	(11,459)	(6,053)

CASH FLOWS FROM INVESTING ACTIVITIES	-	-

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of stock	7,500	-
Proceeds from Officers’ Loan	2,300	6,200

Net Cash Provided by Financing
Activities	9,800	6,200

NET INCREASE (DECREASE)IN CASH	(1,659)	147

CASH AT BEGINNING OF YEAR	1,970	1,823

CASH AT END OF YEAR	$310	$1,970

Supplemental Disclosure of Cash Flow
Information:
Income Taxes Paid	$800	$800

See notes to financial statements.

32

AGE RESEARCH, INC.
NOTES TO FINANCIAL STATEMENTS

NOTE 1 - NATURE OF BUSINESS AND CRITICAL ACCOUNTING POLICIES

Nature of Business. Age Research, Inc. (the "Company') produces and sells a line of premium skin care products to physicians and mail order. The Company has developed its own line of dermatologist-formulated skin care products including moisturizers, cleaners, sunscreens, and anti-aging emollients with glycolic acid. The products are sold under the name of RejuvenAge, which is trademarked in United States and United Kingdom, and name of Bladium, which is trademarked in United States. The trademark in United Kingdom will be expired in September 2006.

Use of estimates. The preparation of the accompanying financial statements in conformity with accounting principles generally accepted in the United States requires management to make certain estimates and assumptions that directly affect the results of reported assets, liabilities, revenue, and expenses. Actual results may differ from these estimates.

Revenue Recognition. The Company generally recognizes product revenue when persuasive evidence of an arrangement exists, delivery has occurred, the fee is fixed or determinable, and collection is probable. In instances where final acceptance of the product is specified by the customer, revenue is deferred until all acceptance criteria have been met. No provisions were established for estimated product returns and allowances based on the Company's historical experience.

Accounts Receivable. Management of the Company considers accounts receivable to be fully collectible, accordingly, no allowance for doubtful accounts is required. If amounts become uncollectible, they will be charged to operations when that determination is made. Bad debt expense for years ended December 31, 2002 and 2001 was $97 and $105, respectively.

Computation of Net Income (Loss) per Share. Basic net income (loss) per share is computed using the weighted average number of common stock outstanding during the period. Diluted net income per share is computed using the weighted average number of shares and dilutive potential common shares outstanding during the period. Diluted net loss per share is computed using the weighted average number of common shares and excludes dilutive potential common shares outstanding, as their effect is anti-dilutive.

Other Significant Accounting Policies

Cash Equivalents. For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments with an original maturity of three months or less to be cash equivalents.

Fair Value of Financial Instruments. The carrying amounts of the financial instruments have been estimated by management to approximate fair value.

Inventories. Inventory consists of products already packaged and ready for shipments to customers, and are stated at cost, using the first-in, first-out method.

33

AGE RESEARCH, INC.
NOTES TO FINANCIAL STATEMENTS

NOTE 1 - NATURE OF BUSINESS AND CRITICAL ACCOUNTING POLICIES (Continued)

Property and Equipment. Property and Equipment are valued at cost. Maintenance and repair costs are charged to expenses as incurred. Depreciation is computed on the straight-line method based on the following estimated useful lives of the assets: 5 to 7 years for computer and office equipment, and 7 years for furniture and fixtures. Depreciation expense was $0 and $65 for 2002 and 2001, respectively. Property and Equipment are fully depreciated as of 12/31/01.

Income Taxes. Income tax expense is based on pretax financial accounting income. Deferred tax assets and liabilities are recognized for the expected tax consequences of temporary differences between the tax bases of assets and liabilities and their reported amounts.

Shipping and Handling Costs. The Company historically has included inbound shipping charges in cost of sales and classified outbound shipping charges as operating expenses. For years ended December 31, 2002 and 2001, the outbound shipping charges included as operating expenses were $747 and $830, respectively.

Derivatives. In June 1998, Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities", as amended by SFAS No. 138, which was issued in June 2000. SFAS No. 133 establishes accounting and reporting standards for derivative instruments. The Company currently does not use derivative financial products for hedging or speculative purposes and as a result, does not anticipate any impact on the Company's financial statements.

New Accounting Standards:
On December 31, 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure." SFAS No. 148 amends SFAS No. 123, "Accounting for Stock-Based Compensation," to provide alternative methods of transition to SFAS No. 123's fair value method of accounting for stock-based employee compensation. SFAS No. 148 also amends the disclosure provisions of SFAS No. 123 and APB Opinion No. 28, "Interim Financial Reporting," to require disclosure in the summary of significant accounting policies of the effects of an entity's accounting policy with respect to stock-based employee compensation on reported net income and earnings per share in annual and interim financial statements. While SFAS No. 148 does not amend SFAS No. 123 to require companies to account for employee stock options using the fair value method, the disclosure provisions of SFAS No. 148 are applicable to all companies with stock-based employee compensation, regardless of whether they account for that compensation using the fair value method of SFAS No. 123 or the intrinsic value method of APB Opinion 25.

In June 2002, FASB issued Statement No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." The standard requires companies to recognize costs associated with exit or disposal activities when they are incurred rather than at the date of a commitment to an exit or disposal plan. Examples of costs covered by the standard include lease termination costs and certain employee severance costs that are associated with a restructuring, discontinued operation, plant closing, or other exit or disposal activity. Previous accounting guidance provided by EITF Issue No. 94-3, "Liability

34

AGE RESEARCH, INC.
NOTES TO FINANCIAL STATEMENTS

NOTE 1 - NATURE OF BUSINESS AND CRITICAL ACCOUNTING POLICIES (Continued)

Recognition for Certain employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring) is replaced by this Statement. Statement 146 is to be applied prospectively to exit or disposal activities initiated after December 31, 2002. Management does not anticipate that the adoption of this Statement will have a significant effect on the Company's financial statements.

In April 2002, FASB issued SFAS No. 145, "Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections." This Statement updates, clarifies and simplifies existing accounting pronouncements. The provisions of this Statement related to the rescission of Statement No. 4 are to be applied for fiscal years beginning after May 15, 2002. Any gain or loss on extinguishments of debt that was classified as an extraordinary item in prior periods presented that does not meet the criteria in Opinion No. 30 for classification as an extraordinary item should be reclassified. Provisions of the Statement related to the amendment of Statement No. 13 should be applied for transactions occurring after May 15, 2002, and all other provisions should be applied for financial statements issued on or after May 15, 2002. Management does not anticipate that the adoption of this Statement will have a significant effect on the Company's financial statements.

In October 2001, FASB issued SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. The Statement supersedes SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of, however it retains the fundamental provisions of that statement related to the recognition and measurement of the impairment of long-lived assets to be "held and used." In addition, SFAS No. 144 provides more guidance on estimating cash flows when performing a recoverability test, requires that a long-lived asset (group) to be disposed of other than by sale (e.g., abandoned) be classified as "held and used" until it is disposed of, and establishes more restrictive criteria to classify an asset (group) as "held for sale." The adoption of SFAS No. 144 did not have an impact on the Company.

NOTE 2 - GOING CONCERN

The Company's financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business. As shown in the accompanying financial statements, the Company suffered losses of $11,633 and $10,266 for years ended December 31, 2002 and 2001, respectively, and as of December 31, 2002, the Company's current liabilities exceeded its current assets by $15,867 and its total liabilities exceeded its total assets by $15,866.
In the near term, the Company expects operating costs to continue to exceed funds generated from operations. As a result, the Company expects to continue to incur operating losses and may not have enough money to grow its business in the future. The Company can give no assurance that it will achieve profitability or be capable of sustaining profitable operations. As a result, operations in the near future are expected to continue to use working capital.

35

AGE RESEARCH, INC.
NOTES TO FINANCIAL STATEMENTS

NOTE 2 - GOING CONCERN (Continued)

Management is currently involved in active negotiations to obtain additional financing and actively increasing marketing efforts to increase revenues. The Company continued existence depends on its ability to meet its financing requirements and the success of its future operations. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Currently the Company does not stock any inventory. Purchases are incurred and charged through loan from an officer when products are sold to customer. In addition, the Company has generated approximately $7,500 in additional operating capital through sales of its common stock during August 2002.

NOTE 3 - INCOME TAXES

Provision for income tax for years ended December 31, 2002 and 2001 consisted of $800 minimum state franchise tax each year.

As of December 31, 2002, the Company has net operating loss carryforwards, approximately, of $654,408 to reduce future taxable income. To the extent not utilized, the carryforwards will begin to expire through 2022. The Company's ability to utilize its net operating loss carryforwards is uncertain and thus a valuation reserve has been provided against the Company's net deferred tax assets.

The deferred net tax assets consist of the following at December 31:

	2002	2001

Net Operating Loss Carryforwards	$227,644	$218,813
Valuation Allowance	(227,644)	(218,813)

Net deferred tax assets	$0	$0

NOTE 4 - NET LOSS PER SHARE

The following table sets forth the computation of basic and diluted net (loss) per share:

	2002	2001

Net (Loss)	$(11,633)	$(10,266)

Denominator:
Weighted Average Number of Shares	67,884,301	67,259,310

Loss per share-Basic and Diluted	$(0.00)	$(0.00)

36

AGE RESEARCH, INC.
NOTES TO FINANCIAL STATEMENTS

NOTE 5 - SEGMENT INFORMATION

SFAS No. 131 "Disclosures about Segments of an Enterprise and Related Information" requires that a publicly traded company must disclose information about its operating segments when it presents a complete set of financial statements. Since the Company has only one segment; accordingly, detailed information of the reportable segment is not presented.

NOTE 6 - RELATED PARTY TRANSACTIONS

An officer is currently making payments to purchase inventory on behalf of the Company. As of December 31, 2002 and 2001, the balance due to the officer related the purchases was $1,231 and $223. The Company also has notes payable to the officer in the amount of $8,500, accruing interest at 6% per annum.

37

Exhibit C

Audited Consolidated Financial Statements
Periods Ending December 31, 2001

HAROLD Y. SPECTOR
Certified Public Accountant
(888)584-5577               80 S. LAKE AVENUE
FAX (626)584-6447               SUITE 723
hspectorcpa@earthlink.net           PASADENA, CA 91101

Independent Auditor's Report

To the Board of Directors and Stockholders of Age Research, Inc.

I have audited the accompanying balance sheet of Age Research, Inc.(a Delaware Corporation), as of December 31, 2001, and the related statements of operations, changes in stockholders' equity and cash flows for the years ended December 31, 2001 and 2000. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits have a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Age Research, Inc. as of
December 31, 2001, and the results of its operations and its cash flows for the years ended December 31, 2001 and 2000, in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 9 to the financial statements, the Company's significant operating losses raises substantial doubt about its ability to continue as a going concern.
Management's plan regarding those matters are also described in Note 9. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Harold Y. Spector
Pasadena, CA
March 11, 2002

38

AGE RESEARCH, INC. BALANCE SHEET December 31, 2001

ASSETS

Current Assets
Cash	$1,970
Accounts Receivable	929
Inventory	253

Total Current Assets	3,152

Property and Equipment
Furniture and Fixtures	5,560
Machinery and Equipment	1,794

7,354
Less: Accumulated Depreciation	(7,354)

Total Property and Equipment	-

TOTAL ASSETS	$3,152

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
Accounts Payable and Accrued Expenses	$8,685
Officers' Loan	6,200

Total Current Liabilities	14,885

Long-Term Liabilities	0

Total Liabilities	6,344

Stockholders' Equity
Common stock, $.001 par value, 100,000,000
shares authorized and 67,259,301 shares
issued and outstanding	67,259
Paid-in Capita	l730,264
Accumulated Deficit	(809,256)

Total Stockholders' Deficit	(11,733)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$3,152

The accompanying notes are an integral part of these financial statements.

39

AGE RESEARCH, INC. STATEMENT OF OPERATIONS For the years ended December 31, 2001 and 2000

	2001	2000

SALES	$8,277	14,257

COST OF SALES - Schedule A	1,146	5,776

GROSS PROFIT	7,131	8,481

OPERATING EXPENSES	16,400	15,553

INCOME (LOSS) FROM OPERATIONS	(9,269)	(7,072)

OTHER INCOME (EXPENSES)
Interest Income	6	11
Interest Expenses	(203)	-

Total Other Income (Expenses)	(197)	11

NET LOSS BEFORE TAXES	(9,466)	(7,061)

PROVISION FOR INCOME TAXES	800	800

NET LOSS	$(10,266)	$(7,861)

NET LOSS PER SHARE	$(0.00)	$(0.00)

WEIGHTED AVERAGE NUMBER OF SHARES	67,259,301	66,706,793

The accompanying notes are an integral part of these financial statements.

40

AGE RESEARCH, INC. STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY For The Years Ended December 31, 2001 and 2000

	Common		Paid in Capital	Accumulated Deficit	Total
	Shares	Stock

Balance at December 31, 1999	63,994,251	$63,944	$733,579	$(791,129)	$6,394

Issuance of stock for debt	3,315,050	3,315	(3,315)		0

Net Loss				(7,861)	(7,861)

Balance at December 31, 2000	67,259,301	67,259	730,264	(798,990)	(1,467)

Net Loss				(10,266)	(10,266)

Balance at December 31, 2001	67,259,301	$67,259	$730,264	$(809,256)	$(11,733)

The accompanying notes are an integral part of these financial statements.

41

AGE RESEARCH, INC. STATEMENTS OF CASH FLOWS For the years ended December 31, 2001 and 2000

	2001	2000

CASH FLOWS FROM OPERATING ACTIVITIES
Net Income (Loss)	$(10,266)	$(7,861)
Adjustment to reconcile net income to
net cash provided by operating
activities
Depreciation	65	231
(Increase) Decrease in:
Accounts Receivable	884	1,448
Inventory	923	5,776
Increase (Decrease) in:
Accounts Payable and Accrued Expenses	2,341	1,214

Net Cash Provided (Used) by Operating
Activities	(6,053)	808

CASH FLOWS FROM INVESTING ACTIVITIES	-	-

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from Officers' Loan	6,200	-

Net Cash Provided (Used) by Financing
Activities	6,200	-

NET INCREASE (DECREASE)IN CASH	147	808

CASH AT BEGINNING OF YEAR	1,823	1,015

CASH AT END OF YEAR	$1,970	$1,823

SUPPLEMENTARY DISCLOSURES:
Cash paid for:
Interest paid	$-	$-

Income Taxes Paid	$800	$800

Noncash investing and financing activities:

In 2000, the Company issued 3,315,050 shares of stock to complete 1999 debt conversion.

The accompanying notes are an integral part of these financial statements.
AGE RESEARCH, INC.

42

NOTES OF FINANCIAL STATEMENTS
For The Years Ended December 31, 2001 and 2000

NOTE 1 - NATURE OF OPERATIONS

Age Research, Inc. ("the Company"), fka Volt Research, Inc., was incorporated under the laws of Utah on July 10, 1984. In April, 1987, the Company changed its name to Age Research, Inc., and changed its state of domicile to Delaware. Age Research, Inc. produces and sells a line of premium skin care products to physicians and mail order. The Company has developed its own line of dermatologist-formulated skin care products including moisturizers, cleaners, sunscreens, and anti-aging emollients with glycolic acid. The products are sold under the name of RejuvenAge, which is trademarked in U.S. and U.K., and name of Bladium, which is trademarked in U.S.. The trademark in U.K. will be expired in September, 2006.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of estimates
----------------
In preparing financial statements in conformity with accounting principles generally accepted in the United States, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period. Actual results could differ from these estimates.

Revenue Recognition
-------------------
Revenue from sales is recognized when the products are shipped. The Company adopted Staff Accounting Bulletin No. 101, "Revenue Recognition in Financial
Statements"("SAB 101") in the fourth quarter of 2000. The adoption of SAB 101 did not have a material impact on the Company's operating results or financial positions.

Cash and Cash Equivalents
-------------------------
For purposes of the statements of cash flows, the Company considers all highly liquid investments with of maturity of three months or less to be cash equivalents.

Fair Value of Financial Instruments
-----------------------------------
The carrying amounts of the financial instruments have been estimated by management to approximate fair value.

Accounts Receivable
-------------------
Management of the Company considers accounts receivable to be fully collectible, accordingly, no allowance for doubtful accounts is required. If amounts become uncollectible, they will be charged to operations when that determination is made. Bad debt expense for years ended December 31, 2001 and
2000 was $105 and $116, respectively.

43

AGE RESEARCH, INC.
NOTES OF FINANCIAL STATEMENTS
For The Years Ended December 31, 2001 and 2000

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Inventories

Inventories consist of products already packaged and ready for shipments to customers, and are stated at cost, using the first-in, first-out method.

In 2000, the Company wrote off obsolete inventory of $1,333, which was charged to cost of goods sold. None was in 2001.

Property and Equipment

Property and Equipment are stated at cost. Depreciation is computed over their estimated useful lives using straight-line method for financial reporting, and accelerated methods for tax reporting, therefore, temporary differences exist. Expenditures for major renewals and betterment that extend the useful lives of the assets are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred.

Depreciation expense was $65 and $231 for the years ended December 31, 2001 and 2000, respectively.

Income Taxes

Income Tax expense is based on pretax financial accounting income. Deferred tax assets and liabilities are recognized for the expected tax consequences of temporary differences between the tax bases of assets and liabilities and their reported amounts.

Shipping and Handling Costs

In September 2000, the Emerging Issues Task Force ("EITF") reached a final consensus on EITF Issue 00-10, "Accounting for Shipping and Handling Fees and
Costs." This consensus requires that all amounts billed to a customer in a sale transaction related to shipping and handling, if any, represent revenue and should be classified as revenue. The Company historically has classified shipping charges to customers as revenue. With respect to the classification of costs related to the shipping and handling incurred by the seller, EITF determined that the classification of such costs is an accounting policy decision that should be disclosed. It also determined that if such costs are significant and are not included in cost of sales, a company should disclose both the amount(s) of such costs and the line item(s) on the income statement that include them. The Company historically has included inbound shipping charges in cost of sales and classified outbound shipping charges as operating expenses. For years ended December 31, 2001 and 2000, the outbound shipping charges included as operating expenses were $830 and $1,249, respectively.

Recent Accounting Pronouncement

In June 2001, Statement of Financial Accounting Standards ("SFAS") No. 141, "Business Combinations" was issued establishing accounting and reporting standards requiring all business combinations initiated after June 30, 2001, to be accounted for using the purchase method. SFAS No. 141 is effective for the Company for the fiscal quarter beginning July 1, 2001. The impact of this statement is dependent on future acquisition activity.

44

AGE RESEARCH, INC.
NOTES OF FINANCIAL STATEMENTS
For The Years Ended December 31, 2001 and 2000

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Also in June 2001, SFAS No. 142 "Goodwill and Other Intangible Assets" was issued effective for the first period of all fiscal years beginning after
December 15, 2001, with early adoption permitted for entities with Fiscal years beginning after March 15, 2001. SFAS 142 requires goodwill to be tested for impairment under certain circumstances, and written off when impaired, rather than being amortized as previous standards required. The Company currently does not own any intangible assets and as a result, does not anticipate any impact on the Company's consolidated financial statements.

In September 2000, SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" was issued effective for all related transactions occurring after March 31, 2001. The statement replaces SFAS No. 125, "Accounting for Transfers and Servicing of Financial
Assets and Extinguishments of Liabilities". The new statement, while largely including the provisions of SFAS No. 125, revises the standards for accounting for securitizations and other transfers of financial assets and collateral and requires certain additional disclosure. The statement was effective for the Company for the fiscal quarter beginning April 1, 2001 and the Company believes the adoption will not have a significant impact on its financial position.

In June 1988, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities", as amended by SFAS No. 138, which was issued in June 2000. SFAS No. 133 establishes accounting and reporting standards for derivative instruments. The Company currently does not use derivative financial products for hedging or speculative purposes and as a result does not anticipate any impact on the Company's financial statements.

NOTE 3 - COMMON STOCK TRANSACTIONS

On December 13, 1999, the Board of Directors approved to convert notes payable of $96,602 plus accrued interest of $36,000 into 3,315,050 shares of the Company's common stock. The transaction was recorded as paid-in capital in 1999. In March 2000, all 3,315,050 shares were issued. There was no stock issued during 2001.

45

AGE RESEARCH, INC.
NOTES OF FINANCIAL STATEMENTS
For The Years Ended December 31, 2001 and 2000

NOTE 4 - INCOME TAXES

Provision for income tax for years ended December 31, 2001 and 2000 consisted of $800 minimum state franchise tax each year.

As of December 31, 2001, the Company has net operating losses carryforwards, approximately, of $643,568 to reduce future taxable income. To the extent not utilized, the loss carryforwards will begin to expire through 2021. The Company's ability to utilize its net operating loss carryforwards is uncertain and thus a valuation reserve has been provided against the Company's net deferred tax assets.

The deferred net tax assets consist of the following at December 31:

	2001	2000

Net Operating Loss Carryforwards	$218,813	$107,946
Depreciation	-	(6)
Valuation Allowance	(218,813)	(107,940)

Net deferred tax assets	$-	$-

NOTE 5 - NET LOSS PER SHARE

Net loss per share is computed based on the weighted average number of shares of common stock outstanding during the period. Basic net loss per share was
$0.00 for both years ended December 31, 2001 and 2000. Diluted net loss per share is the same as basic net loss per share due to the lack of dilutive items in the Company.

	2001	2000

Numerator:
Net loss	$(10,266)	$(7,861)

Denominator:
Weighted Average No. of Shares	67,259,301	66,706,793

Loss per share - Basic and Diluted	$(0.00)	$(0.00)

NOTE 6 - SEGMENT INFORMATION

SFAS No. 131 "Disclosures about Segments of an Enterprise and Related Information" requires that a publicly traded company must disclose information about its operating segments when it presents a complete set of financial statements. Since the subsidiary did not have any assets and operations in
2000 or 1999, and all income are derived from the Company, accordingly, detailed information of the reportable segment is not presented.

46

AGE RESEARCH, INC.
NOTES OF FINANCIAL STATEMENTS
For The Years Ended December 31, 2001 and 2000

NOTE 7 - RELATED PARTY LOANS

An officer has advanced loans which are payable on demand with no due date. Interest is being charged at 6% per annum. The balance of these notes at
December 31, 2001 and 2000 was $6,200 and $0, respectively.
NOTE 8 - LEASES

The Company leases a warehouse facility for $234 per month on a month-to-month basis. At the end of May 2000, the Company vacated the warehouse. Rent expense for 2001 and 2000 was $0 and $2,785, respectively.

NOTE 9 - GOING CONCERN

The accompanying financial statements are presented on the basis that the Company is going concern. Going concern contemplates the realization of assets and the satisfaction of liabilities in the normal course of business over a reasonable length of time. As shown in the accompanying financial statements, the Company suffered losses of $10,266 and $7,861 for years ended December 31, 2001 and 2000, respectively, and as of December 31, 2001, the Company's current liabilities exceeded its current assets by $11,733 and its total liabilities exceeded its total assets by $11,733.

Management is currently involved in active negotiations to obtain additional financing and actively increasing marketing efforts to increase revenues. The Company's continued existence depends on its ability to meet its financing requirements and the success of its future operations. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

47

Exhibit D

AGE RESEARCH, INC.

INTERIM FINANCIAL STATEMENTS
AS OF SEPTEMBER 30, 2003
(UNAUDITED)

48

AGE RESEARCH, INC.
BALANCE SHEET (Unaudited)
September 30, 2003

ASSETS
Current Assets
Cash and Cash Equivalents	$85
Accounts Receivable	584

Total Current Assets	669

Property and Equipment
Furniture and Fixtures	5,560
Machinery and Equipment	1,794

7,354
Less: Accumulated Depreciation	(7,354)

Total Property and Equipment	-

TOTAL ASSETS	$669

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current Liabilities
Accounts Payable and Accrued Expenses	$8,768
Officers' Loan	13,700
Total Current Liabilities	22,468

Stockholders' Deficit
Common Stock, $0.001 par value; 100,000,000 shares
authorized; 81,759,301 shares issued and outstanding	81,759
Paid-in Capital	853,264
Accumulated Deficit	(956,822)
Total Stockholders' Deficit	(21,799)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$669

See notes to interim unaudited financial statements.

49

AGE RESEARCH, INC.
STATEMENTS OF OPERATIONS (Unaudited)

	For Three Months ended		For Nine Months ended
	September 30,		September 30,
	2003	2002	2003	2002

Sales	$1,020	$1,670	$4,932	$6,632

Cost and Expenses
Cost of Goods Sold	99	249	631	973
Selling, General and Administrative	58,672	3,012	138,999	12,078

	58,771	3,261	139,630	13,051

Operatiing (loss)	(57,751)	(1,591)	(134,698)	(6,419)

Other Income (Expenses)
Interest and Other Income	-	-	97	-
Interest Expense	(207)	(128)	(532)	(330)

	(207)	(128)	(435)	(330)

Net (Loss) Before Taxes	(57,958)	(1,719)	(135,133)	(6,749)

Provision for Income Taxes	-	-	800	800

Net (Loss)	$(57,958)	$(1,719)	$(135,933)	$(7,549)

Net (loss) per share-Basic and Diluted	$(0.00)	$(0.00)	$(0.00)	$(0.00)

Weighted Average Number of Shares	81,759,301	68,259,301	75,981,523	67,592,634

See notes to interim unaudited financial statements. Z

50

AGE RESEARCH, INC.
STATEMENTS OF CASH FLOWS (Unaudited)

For Nine Months ended September 30,	2003	2002

Cash Flow From Operating Activities
Net (loss)	$(135,933)	$(7,549)
Adjustments to reoncile net (loss) to net cash (used in)
operating activities:
Stock for services	130,000	-
(Increase) Decrease in:
Accounts Receivable	169	(123)
Inventory	-	236
Increase (Decrease) in:
Accounts Payable and Accrued Expenses	339	(2,286)

Cash flows (used in) operating activities	(5,425)	(9,722)

Cash Flow From Investing Activities	-	-

Cash Flow From Financing Activities
Proceeds from Issuance of Common Stock		7,500
Proceeds from Officers' Loan	5,200	2,300

Cash flows provided by financing activities	5,200	9,800

Net increase (decrease) in cash and cash equivalents	(225)	78

Cash and cash equivalents, at beginning of period	310	1,970

Cash and cash equivalents, at end of period	$85	$2,048

Supplemental Disclosure of Cash Flow Information:
Income Taxes Paid	$-	$800

See notes to interim unaudited financial statements.

51

AGE RESEARCH, INC.
NOTES TO UNAUDITED FINANCIAL STATEMENTS

NOTE 1 – NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business Age Research, Inc. (the "Company") produces and sells a line of premium skin care products to physicians and mail order. The Company has developed its own line of dermatologist-formulated skin care products including moisturizers, cleaners, sunscreens, and anti-aging emollients with glycolic acid. The products are sold under the name of RejuvenAge, which is trademarked in United States and United Kingdom, and name of Bladium, which is trademarked in United States. The trademark in United Kingdom will be expired in September 2006.

Presentation of Interim Information: The financial information at September 30, 2003 and for the three and nine months ended September 30, 2003 and 2002 is unaudited but includes all adjustments (consisting only of normal recurring adjustments) that the Company considers necessary for a fair presentation of the financial information set forth herein, in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") for interim financial information, and with the instructions to Form 10-QSB. Accordingly, such information does not include all of the information and footnotes required by U.S. GAAP for annual financial statements. For further information refer to the Financial Statements and footnotes thereto included in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2002.

The results for the nine months ended September 30, 2003 may not be indicative of results for the year ending December 31, 2003 or any future periods.

Net Loss Per Share Basic net loss per share includes no dilution and is computed by dividing net loss available to common stockholders by the weighted average number of common stock outstanding for the period. Diluted net loss per share does not differ from basic net loss per share due to the lack of dilutive items in the Company.

NOTE 2 – GOING CONCERN

The Company's financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business. In the near term, the Company expects operating costs to continue to exceed funds generated from operations. As a result, the Company expects to continue to incur operating losses and may not have enough money to grow its business in the future. The Company can give no assurance that it will achieve profitability or be capable of sustaining profitable operations. As a result, operations in the near future are expected to continue to use working capital.

Management is currently involved in active negotiations to obtain additional financing and actively increasing marketing efforts to increase revenues. The Company continued existence depends on its ability to meet its financing requirements and the success of its future operations. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

NOTE 3 – PENDING BUSINESS COMBINATION

In May 2003, the Company announced to acquire all the issued and outstanding shares of common stock of The Varsity Group, Inc. ("VARS", a Missouri corporation) in exchange for 9,343,920 post split shares of the Company’s common stock. This acquisition will be accounted for as a purchase.

NOTE 4 – PENDING REVERSE STOCK SPLIT

52

In connection with the acquisition, the Board of Directors authorized a reverse split of 1 for 35 shares of stock prior to the closing date of acquisition and increase the capitalization to 750,000,000 shares.

NOTE 5 – NONCASH EXPENSES

On May 22, 2003, the Company issued 13,000,000 shares of the Company’s common stock for services rendered by nonemployees. The stocks are fully vested and nonforfeitable. The Company recorded the stock transactions at their fair market value, capitalized the costs of transactions, and amortized them over the length of the services. As of September 30, 2003, the total cost of $130,000 was fully charged to operations.

NOTE 6 – NET LOSS PER SHARE

The following table sets forth the computation of basic and diluted net loss per share for the periods:

	Three Months ended		Nine Months ended
	September 30,		September 30,
	2003	2002	2003	2002

Numerator:
Net (Loss)	$(57,958)	$(1,719)	$(135,933)	$(7,549)

Denominator:
Weighted Average Number of Shares	81,759,301	68,259,301	75,981,523	67,592,634

Loss per share-Basic and Diluted	$(0.00)	$(0.00)	$(0.00)	$(0.00)

NOTE 7 – SEGMENT INFORMATION

The Company is currently managed and operated as one business. The entire business is managed by a single management team that reports to the Company’s President. The Company does not operate separate lines of business or separate business entities with respect to any of its product candidates. Accordingly, the Company does not prepare discrete financial information with respect to separate product areas or by location and dose not have separately reportable segments as defined by Statement of Financial Accounting Standards ("SFAS") No. 131 "Disclosures about Segments of an Enterprise and Related Information".

NOTE 8 – RELATED PARTY TRANSACTIONS

An officer is currently making payments to purchase inventory on behalf of the Company. As of September 30, 2003, the balance due to the officer related the purchases was $1,912. The Company also has notes payable to the officer in the amount of $13,700, accruing interest at 6% per annum. Accrued interest to the officer as of September 30, 2003 is $1,193.

NOTE 9 – GUARANTEES

The Company from time to time enters into certain types of contracts that contingently require the Company to indemnify parties against third-party claims. These contracts primarily relate to: (i) divestiture agreements, under which the Company may provide customary indemnifications to purchasers of the Company’s businesses or assets; and (ii) certain agreements with the Company’s officers, directors and employees, under which the Company may be required to indemnify such persons for liabilities arising our of their employment relationship.

53

The terms of such obligations vary. Generally, a maximum obligation is not explicitly stated. Because the obligated amounts of these types of agreements often are not explicitly stated, the overall maximum amount of the obligation cannot be reasonably estimated. Historically, the Company has not been obligated to make significant payments for these obligations, and no liabilities have been recorded for these obligations on its balance sheet as of September 30, 2003.

54

Exhibit E

AGE RESEARCH, INC. AND SUBSIDIARY
PRO FORMA CONDENSED CONSOLIDATED
BALANCE SHEET (Unaudited)
FOR

SEPTEMBER 30, 2003

55

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
(Unaudited)SEPTEMBER 30, 2003

ASSETS	"VARS"	"AGER"	Adjustments		Pro Forma

Cash	$298,363	$85			$298,448

Accounts receivable	992,256	584			992,840

Loan receivable from officers	58,862	-			58,862

Prepaid expenses and other current assets	220,281	-			220,281

Total current assets	1,569,762	669			1,570,431

Property and equipment, net	142,092	-			142,092

Other Assets	250,124	-			250,124

TOTAL ASSETS	$1,961,978	$669			$1,962,647

LIABILITIES AND
SHAREHOLDERS' DEFICIT

Accounts payable	$1,096,665	$5,786			$1,102,451

Accrued expenses and other current liabilities	41,365	2,982			44,347

Accrued payrolls and related taxes	1,140,610	-			1,140,610

Short-term notes payable	495,087	-			495,087

Notes payable to officers	963,287	13,700			976,987

Total current liabilities	3,737,014	22,468			3,759,482

Shareholders' capital	49,721	935,023	(21,799)	(1)	27,922
			(49,721)	(1)
			(885,302)	(1)
Accumulated deficit	(1,824,757)	(956,822)	956,822	(1)	(1,824,757)

	(1,775,036)	(21,799)			(1,796,835)

	$1,961,978	$669			$1,962,647

56

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(Unaudited)For Nine Months ended September 30, 2003

	"VARS"	"AGER"	Adjustments	Pro Forma

Revenues	$37,026,519	$4,932		$37,031,451

Cost and expenses:
Cost of revenues	36,171,458	631		36,172,089
Selling, general and administrative	1,192,521	138,999		1,331,520

	37,363,979	139,630		37,503,609

Operating (loss)	(337,460)	(134,698)		(472,158)

Other income (expenses)	124,495	(435)		124,060

(Loss) before income taxes	(212,965)	(135,133)		(348,098)

Income taxes (3)	-	800		800

Net (loss)	$(212,965)	$(135,933)		$(347,298)

Net (loss) per share-basic and diluted	$(1,064.83)	$(0.06)		$(0.03)

Weighted average number of shares (2)	200	2,170,901		11,679,900

57

NOTE 1 – BASIS OF PRESENTATION

On May 22, 2003, Age Research, Inc. ("AGER" or "Age Research") announced to acquire all the issued and outstanding shares of common stock of The Varsity Group, Inc. ("VARS" or "Varsity") in exchange for 9,343,920 post split shares of AGER’s common stock. Upon completion of the acquisition, the existing Varsity shareholders will own approximately 80% of the outstanding common stock of the combined company. Consequently, for accounting purpose, the transaction will be accounted for as a reverse acquisition, with Varsity as the acquirer. Subsequent to the consummation of the transaction, the historical financial statements of Varsity will become the historical financial statements of the combined company and the assets and liabilities of AGER will be accounted for as required under the purchase method of accounting. The results of operations of AGER will be included in the consolidated financial statements from the closing date of acquisition.
The purchase price is assumed to be equal to AGER book value since AGER had limited assets and operations, and no goodwill is recorded on the transaction. The amount ascribed to the shares issued to the VARS shareholders represents the net book value of Age Research, Inc. at date of closing.
In connection with the acquisition, the Board of Directors of AGER authorized a reverse split of 1 for 35 shares of stock prior to the closing date of acquisition and authorized to increase the capitalization to 750,000,000 shares. Varsity elects to terminate its S-corporation status.
The accompanying condensed consolidated financial statements illustrate the effect of AGER’s reverse acquisition ("Pro Forma") of VARS. The condensed consolidated balance sheet as of September 30, 2003 is based on the historical balance sheets of VARS and AGER as of that date and assumes the acquisition took place on that date. The condensed consolidated statements of operations for the nine months then ended are based on the historical statements of operations of VARS and AGER for those periods. The pro forma condensed consolidated statements of operations assume the acquisition took place on January 1, 2003.
The pro forma condensed consolidated financial statements may not be indicative of the actual results of the acquisition. In particular, the pro forma condensed consolidated financial statements are based on management’s current estimated of the allocation of the purchase price, the actual allocation of which may differ.
The accompanying condensed consolidated pro forma financial statements should be read in connection with the historical financial statements of VARS and AGER, including the related notes, and other financial information included in this joint proxy statement/prospectus.

NOTE 2 – PRO FORMA ADJUSTMENTS

The pro forma adjustments to the unaudited condensed consolidated balance sheet are as follows:

(1)    To reflect the reverse acquisition of VARS equal to the book value of Age Research:

Issuance of 9,343,920 of AGER shares at its book value	$(21,799)
Elimination of VARS common stock	(49,721)
Elimination of AGER accumulated deficit	956,822
Recapitalization adjustment	(885,302)

Cost in excess of net liabilities assumed	$-

The pro forma adjustments to the condensed consolidated statements of operations are as follows:

(2)    To adjust retroactively to reflect the reverse split of 1 for 35 shares of common stock in connection with the acquisition.

(3)    To reflect income taxes on a pro forma basis assuming the transaction took place at the beginning of the period presented and VARS was a C corporation in 2003.

58

NOTE 3 - PRO FORMA NET (LOSS) PER COMMON SHARE

The unaudited pro forma basic and diluted net (loss) per share are based on the weighted average number of shares of AGER common stock outstanding during each period and the number of shares of AGER common stock to be issued in connection with the reverse acquisition of VARS.

59

Exhibit F

THE VARSITY GROUP, INC.
AUDITED FINANCIAL STATEMENTS
DECEMBER 2002 AND 2001

60

Audited Consolidated Financial Statements
Periods Ending December 31, 2002

HAROLD Y. SPECTOR, CPA   SPECTOR & WONG, LLP        80 SOUTH LAKE AVENUE
CAROL S. WONG, CPA           Certified Public Accountants           SUITE 723
        1- (888) 584-5577            PASADENA, CA 91101
        FAX (626) 584-6447

INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and stockholders
of The Varsity Group, Inc.

We have audited the accompanying balance sheets of The Varsity Group Inc. (a Missouri corporation), as of December 31, 2002 and 2001, and the related statements of operations, changes in stockholders’ deficit, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Varsity Group, Inc. as of December 31, 2002 and 2001, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company's operating losses and a net capital deficiency raise substantial doubt about its ability to continue as a going concern. Management’s plans regarding those matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/Spector & Wong, LLP
Pasadena, California
October 1, 2003
(Except for Notes 2, 5 and 8, the date is December 10, 2003)

61

	December 31,
ASSETS	2002	2001

Current Assets
Cash and cash equivalents	$287,128	$192,804
Restricted cash	219,416	155,612
Accounts receivable	1,349,507	1,665,391
Loan to employee	2,600	12,850
Receivable-officer	58,862	58,862
Prepaid expenses	-	10,294

Total Current Assets	1,917,513	2,095,813

Property and Equipment, net of accumulated depreciation
of $213,639 and $146,570	183,292	145,853

Other Assets
Receivable from others	20,000	20,000
Refundable Deposits	121,669	121,669

Total Other Assets	141,669	141,669

TOTAL ASSETS	$2,242,474	$2,383,335

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current Liabilities
Accounts payable	$651,706	$160,389
Accrued expenses	931,698	907,023
Accrued compensation and related taxes	1,589,467	1,879,903
Prefunded payroll	525,877	-
Line of Credit	49,510	-
Officers' Loan	56,287	-

Total Current Liabilities	3,804,545	2,947,315

Stockholders' Deficit
Common Stock, $1 par value, 30,000 shares authorized,
402 shares issued and 200 shares outstanding	402	402
Paid-in Capital	49,521	49,521
Accumulated Deficit	(1,611,792)	(613,701)
Treasury stock - 202 shares at cost	(202)	(202)

Total Shareholders' Deficit	(1,562,071)	(563,980)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$2,242,474	$2,383,335

62

THE VARSITY GROUP, INC.BALANCE SHEETS

For years ended December 31,	2002	2001

Revenues	$59,009,084	$64,158,599

Cost and Expenses
Cost of Revenues	57,919,999	62,829,578
Selling, General and Administrative Expenses	2,308,405	1,740,405

Total cost and expenses	60,228,404	64,569,983

Operating (loss)	(1,219,320)	(411,384)

Other Income (Expenses)
Recovery of Bad Debt	152,500	-
Other Income	67,751	30,621
Interest Income	3,765	11,306
Interest Expenses	(2,787)	(459)

Total Other Income (Expenses)	221,229	41,468

Net (loss)	$(998,091)	$(369,916)

Net (loss) per share-Basic and Diluted	$(4,990)	$(1,850)

Weighted Average Number of Shares	200	200

63

THE VARSITY GROUP, INC.STATEMENTS OF OPERATIONS

	Common Stock		Paid-in	Accumulated	Treasury

	Shares	Amount	Capital	Deficit	Stock	Total

Balance at December 31, 2000	402	$402	$49,521	$(243,785)	$(202)	$(194,064)

Net (loss)				(369,916)		(369,916)

Balance at December 31, 2001	402	402	49,521	(613,701)	(202)	(563,980)

Net (loss)				(998,091)		(998,091)

Balance at December 31, 2002	402	$402	$49,521	$(1,611,792)	$(202)	$(1,562,071)

64

THE VARSITY GROUP, INC.STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITYFor years ended December 31, 2002 and 2001

For years ended December 31,	2002	2001

CASH FLOW FROM OPERATING ACTIVITIES
Net (loss)	$(998,091)	$(369,916)
Adjustments to reoncile net (loss) to net cash provided by
operating activities:
Depreciation	67,069	58,525
Bad debts	106,754	143,441
Decrease (Increase) in:
Restricted cash	(63,804)	(155,612)
Accounts receivable	209,130	(247,871)
Prepaid expenses	10,294	(95,189)
Increase (Decrease) in:
Accounts payable and accrued expenses	225,556	958,699
Prefunded payroll	525,877	-

Net cash flows provided by operating activities	82,785	292,077

CASH FLOW FROM INVESTING ACTIVITIES
Loan to employee	10,250	-
Receivable - officer	-	(21,511)
Purchase of property and equipment	(104,508)	(95,355)

Net cash flows (used in) investing activities	(94,258)	(116,866)

CASH FLOW FROM FINANCING ACTIVITIES
Proceeds from line of credit	49,510	-
Proceeds from Officers' Loan	56,287	-

Net cash flows provided by financing activities	105,797	-

NET INCREASE IN CASH AND CASH EQUIVALENTS	94,324	175,211

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	192,804	17,593

CASH AND CASH EQUIVALENTS AT END OF YEAR	$287,128	$192,804

Supplemental Disclosure of Cash Flow Information:
Interest paid	$2,787	$459

65

THE VARSITY GROUP, INC.STATEMENTS OF CASH FLOWS

NOTE 1 – NATURE OF BUSINESS

The Varsity Group, Inc. (the "Company) is a professional employer organization ("PEO"), which provides professional employer services for small to medium-sized businesses nationwide. The company provides a broad range of services, including human resources consulting, payroll administration, risk management, benefits administration, and unemployment services to their clients. Additionally, the Company offers health and dental, insurance, defined contribution retirement plan, and cafeteria plan benefits to clients.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates The preparation of the accompanying financial statements in conformity with accounting principles generally accepted in the United States requires management to make certain estimates and assumptions that directly affect the results of reported assets, liabilities, revenue, and expenses. Actual results may differ from these estimates.

Revenue Recognition and Cost of Revenue The Company adopted Staff Accounting Bulletin No. 101, "Revenue Recognition in Financial Statements" ("SAB 101"). The adoption of SAB 101 did not have a material impact on the Company’s operating results or financial positions.

Gross wage revenues and costs are recorded in the period in which the work-site employee works. The Company determined itself as the primary obligor of services provided by the employees pursuant to its PEO arrangements. Accordingly, pursuant to Emerging Issues Task Force (EITF) 99-19, "Reporting Revenue Gross as a Principal versus Net as an Agent", gross wage and payroll tax revenue from leased employees are recognized on a gross basis. Workers’ compensation revenues are billed each period at a rate based on the clients’ experience rate. Any claims paid are included in cost of revenue. Benefit plan income is recognized each pay period for those services used. This includes premiums for health insurance plus any fees for benefit plans or company matching of deferred employee pension contributions. Any benefits paid out are included in cost of revenues. Management fees are recognized when the service has been rendered.

Accounts Receivable Accounts receivable include all amounts due from the customers for all services the Company provides for which payments have not been received. The Company provides an allowance for doubtful accounts, as needed, for accounts deemed uncollectible. For the years ended December 31, 2002 and 2001, management believes all accounts are collectible; therefore, no allowance for doubtful accounts was recorded.

The Company is currently collecting a written-off account of $331,000. Recovery of bad debt is included in other income. In 2002, $152,500 had been recovered and collected.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Cash and Cash Equivalents For purposes of the statements of cash flows, the Company considers all highly liquiddebt instruments purchased with an original maturity of three months or less to be cash equivalents.

Restricted Cash Restricted cash includes deposits restricted by agreement with the insurance company providing worker’s compensation insurance. Deposits of $219,416 and $155,612 are restricted at December 31, 2002 and 2001, respectively.

Fair Value of Financial Instruments The carrying amounts of the financial instruments approximates fair value due to the short-term maturities of these instruments.

Major Customers For the years ended December 31, 2002 and 2001, two customers comprised 40% and 33% respectively, of the Company’s sales.

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Concentration of Credit Risk The Company maintains cash deposits in several banks. Cash in these accounts at times exceeded the federally insured limits of up to $100,000. The risk is managed by maintaining all deposits in a high quality institution.

Property and Equipment Property and equipment are valued at cost. Maintenance and repair costs are charged to expenses as incurred. Depreciation is computed on the straight-line and accelerated methods based on the estimated useful lives of the assets, generally 3 to 39 years. Depreciation expense for years ended December 31, 2002 and 2001 was $67,069 and 58,525, respectively.

The components of property and equipment were as follows:

	December 31
	2002	2001

Computer Equipment	$158,063	$134,713
Computer Software	39,311	32,951
Furniture and Fixtures	126,952	74,851
Office Equipment	57,714	43,329
Leasehold Improvements	14,891	6,579

	396,931	292,423
Less: Accumulated Depreciation	(213,639)	(146,570)

	$183,292	$145,853

Prefunded Payroll Amounts received from customers in advance as prefunded payroll are deferred until the revenue is earned.

Accrued Compensation and Related Taxes Accrued compensation and related taxes represent unpaid gross wages and payroll taxes cost that employees have worked at the work site for the clients.

Advertising Costs All advertising costs are expensed as incurred. Advertising expense for the years ended December 31, 2002 and 2001 was $13,040 and $15,566, respectively.

Income Taxes The stockholders of the Company have elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. No provision for federal income taxes has been recorded in these financial statements because the stockholders are personally liable for such taxes on their individual income tax returns.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Derivatives In June 1998, the Financial Accounting Standards Board (FASB) issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities", as amended by SFAS No. 138, which was issued in June 2000. SFAS No. 133 establishes accounting and reporting standards for derivative instruments. The Company currently does not use derivative financial products for hedging or speculative purposes and as a result, does not anticipate any impact on the Company’s financial statements.
Loss Per Common Share The Company accounts for income (loss) per share in accordance with SFAS No. 128, "Earnings Per Share." SFAS No. 128 requires that presentation of basic and diluted earnings per share for entities with complex capital structures. Basic earnings per share includes no dilution and is computed by dividing net income (loss) available to common stockholders by the weighted average number of common stock outstanding for the period. Diluted earnings per share reflects the potential dilution of securities that could share in the earnings of an entity. Diluted net loss per common share does not differ from basic net loss per common share due to the lack of dilutive items in the Company.

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Reclassification Certain reclassifications have been made for comparative purposes to conform with the presentation in the current year financial statement. Such reclassification had no effect on net income as previously reported.

Recent Accounting Pronouncements In June 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." The standard requires companies to recognize costs associated with exit or disposal activities when they are incurred rather than at the date of a commitment to an exit or disposal plan. Examples of costs covered by the standard include lease termination costs and certain employee severance costs that are associated with a restructuring, discontinued operation, plant closing, or other exit or disposal activity. Previous accounting guidance provided by EITF Issue No. 94-3, "Liability Recognition for Certain employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring) is replaced by this Statement. SFAS No. 146 is to be applied prospectively to exit or disposal activities initiated after December 31,
2002. Management does not anticipate that the adoption of this Statement will have a significant effect on the Company's financial statements.

In April 2002, the FASB issued SFAS No. 145, "Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections." This Statement updates, clarifies and simplifies existing accounting pronouncements. The provisions of this Statement related to the rescission of Statement No. 4 are to be applied for fiscal years beginning after May 15, 2002. Any gain or loss on extinguishment of debt that was classified as an extraordinary item in prior periods presented that does not meet the criteria in Opinion No. 30 for classification as an extraordinary item should be reclassified. Provisions of the Statement related to the amendment of Statement No. 13 should be applied for transactions occurring after May 15, 2002, and all other provisions should be applied for financial statements issued on or after May 15, 2002. Management does not anticipate that the adoption of this Statement will have a significant effect on the Company's financial statements.

In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation – Transition and Disclosure." SFAS No. 148 amends SFAS No. 123, "Accounting for Stock-Based Compensation," to provide alternative methods of transition to SFAS No. 123’s fair value method of accounting for stock-based employee compensation. SFAS No. 148 also amends the disclosure provisions of SFAS No. 123 and APB Opinion No. 28, "Interim Financial Reporting," to require disclosure in the summary of significant accounting policies of the effects of an entity’s accounting policy with respect to stock-based employee compensation on reported net income and earnings per share in annual and interim financial statements. While SFAS No. 148 does not amend SFAS No. 123 to require companies to account for employee stock options using the fair value method, the disclosure provisions of SFAS No. 148 are applicable to all companies with stock-based employee compensation, regardless of whether they account for that compensation using the fair value method of SFAS No. 123 or the intrinsic value method of APB Opinion 25.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

In March 2002, the EITF discussed again Issue 00-18, "Accounting Recognition for Certain Transactions involving Equity Instruments Granted to Other Than Employees". The issues are (a) the grantor’s accounting for a contingent obligation to issue equity instruments (subject to vesting requirements) when a grantee performance commitment exists but the equity instrument has not yet been issued, (b) the grantee’s accounting for the contingent right to receive an equity instrument when a grantee performance commitment exists prior to the receipt (vesting) of the equity instrument, and (c) for equity instruments that are fully vested and nonforfeitable on the date the parties enter into an agreement, the manner in which the issuer should recognize the fair value of equity instruments. However, the EITF did not reach a consensus on any of these issues, and further discussion of Issue 00-18 is expected at a future meeting. The Company is currently evaluating the impact of Issue 00-18.

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NOTE 3- GOING CONCERN

The Company has incurred substantial losses, has accumulated deficit, and needs additional working capital. Those matters raise substantial doubt about the Company’s ability to continue as a going concern. Management of the Company is developing a plan to reduce operating expenses and obtain an infusion of capital through either public or private investment. The ability of the Company to continue as a going concern is dependent on management’s successful reduction of operating expenses and successful capital infusion. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

NOTE 4 – RELATED PARTY TRANSACTIONS

Advances made to a shareholder of the Company were $58,862 as of December 31, 2002 and 2001. There are no formalized repayment terms or due dates, however, the Company believes that full collectibility of these balances will be realized in the ordinary course of business.

Advances made by a shareholder of the Company totalling $56,287 at December 31, 2002 are recorded as notes payable to officer on the balance sheet. There is no formalized repayment terms or due dates related to the advances.

NOTE 5 - LINE OF CREDIT

The Company had a line of credit with a bank in the amount of $50,000. The line carries an interest rate of bank’s prime rate (4.25% at December 31, 2002), and requires monthly interest payments. The line is unsecured . The outstanding borrowing against on this line as of December 31, 2002 was $49,510. On September 10, 2003, the bank suspended the line of credit due to non-payment, and the balance went into in default.

NOTE 6 – OPERATING LEASES
The Company occupies office facilities and leases automobiles under operating leases which expire in various years through 2005. Rent expense was $140,185 and $90,856 and automobile lease expense was $16,320 and $20,457 in 2002 and 2001, respectively. Future minimum annual payments under non-cancelable operating leases as of December 31, 2002 are as follows:

Year ending
December 31,	Amount

2003	$145,372
2004	132,046
2005	77,583

$355,001

NOTE 7 – NET (LOSS) PER SHARE

The following table sets forth the computation of basic and diluted earnings per share:

	For years ended December 31,
	2002	2001

Numerator:
Net (loss)	$(998,091)	$(369,916)

Denominator:
Weighted Average of Common Shares	200	200

Per share of common stock:
Net (loss) per share-basic and diluted	$(4,990)	$(1,850)

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NOTE 8 – CONTINGENT LIABILITIES

The company has secured a letter of credit in the amount of $450,000, personally guaranteed by the shareholders, in connection with insurance coverage. As of December 31, 2002, the letter of credit had not been drawn upon, and the Company does not expect draws against the letter of credit in the foreseeable future.

The Company has a self-insurance program for medical and dental coverage for its internal and worksite employees. The Company attempts to limit its losses through the use of stop-loss insurance policies. The Company has provided a total of $505,000 and $512,000 at December 31, 2002 and 2001, respectively, as an estimated liability for unsettled workers' compensation claims liabilities. The estimated liability for unsettled workers' compensation claims represents management's best estimate, which includes, in part, an evaluation of information provided by the Company's third-party administrators for workers' compensation claims and its independent actuary, who annually assists management to estimate the total future costs of all claims, including potential future adverse loss development. Included in the claims liabilities are case reserve estimates for reported losses, plus additional amounts based on projections for incurred but not reported claims, anticipated increases in case reserve estimates and additional claims administration expenses. These estimates are continually reviewed and adjustments to liabilities are reflected in current operating results as they become known. The Company believes that the difference between amounts recorded for its estimated liabilities and the possible range of costs to settle related claims is not material to results of operations; nevertheless, it is reasonably possible that adjustments required in future periods may be material to results of operations.

During the year ended December 31, 2002, the Company entered into a purchase agreement with an unrelated business entity in the amount of $150,000. The terms of the purchase agreement include $75,000 to be paid upon the execution of the purchase agreement and $75,000 to be paid in equal instalments over the next six quarters. The Company determined that the asset has recognized significant depreciation and therefore has suspended payments. The opposing party has initiated the litigation process to recover the balance of the agreement. The Company is vigorously defending their position and management believes they will prevail.

The Company is involved in various litigations arising in the ordinary course of business. Outside counsel for the Company has advised that an opinion cannot be offered as to the probable outcome of the litigation. In the opinion of management, the outcome of litigation will not materially affect the Company’s financial position or results of operations, based on the merits of their position, and the underlying levels of insurance in force.

NOTE 9 – SUBSEQUENT EVENT

On May 22, 2003, the Company enter into an acquisition agreement with Age Research, Inc. ("Buyer"). The Company shall sell and transfer to Buyer all of the Company’s issued and outstanding common stock in exchange of 9,343,920 post reverse split shares of the common stock of the Buyer. The acquisition will be accounted for as a purchase. As of the report date, the acquisition is not completed yet.

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Exhibit G

THE VARSITY GROUP, INC.

INTERIM FINANCIAL STATEMENTS
AS OF SEPTEMBER 30, 2003
(UNAUDITED)

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THE VARSITY GROUP, INC.
BALANCE SHEET (Unaudited)

September 30, 2003

ASSETS
Current Assets
Cash and cash equivalents	$256,998
Restricted cash	63,589
Accounts receivable, net of allowance for doubtful accounts of $22,184	932,370
Employee advance	100
Receivable from related parties	105,054

Total current assets	1,358,111

Property and Equipment, net of accumulated depreciation
of $261,185	142,105

Other Assets
Receivable from others	20,000
Refundable deposits	17,886

Total other assets	37,886

TOTAL ASSETS	$1,538,102

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current Liabilities
Accounts payable	$215,252
Accrued expenses	1,045,524
Accrued compensation and related payrol taxes	1,140,611
Short-term notes payable	345,457
Notes payable to related parties	963,287
Total current liabilities	3,710,131

Stockholders' Deficit
Common stock, $1 par value, authorized 30,000 shares; 402 shares
issued and 200 shares outstanding	402
Paid-in Capital	49,521
Accumulated deficit	(2,221,750)
Treasury stock, 202 shares at cost	(202)

Total stockholders' deficit	(2,172,029)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$1,538,102

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THE VARSITY GROUP, INC.

STATEMENT OF OPERATIONS (Unaudited)

	For Three Months ended		For Nine Months ended
	September 30,		September 30,
	2003	2002	2003	2002

Revenues	$11,816,619	$14,588,366	$37,026,519	$44,195,714

Cost of revenues	11,830,181	14,395,656	36,550,736	43,167,330

Gross margin (deficit)	(13,562)	192,710	475,783	1,028,384

Selling, general and administrative expenses	362,664	594,599	1,191,323	1,660,864

Operating (loss)	(376,226)	(401,889)	(715,540)	(632,480)

Other (expenses):
Recovery of bad debt	-	60,000	125,000	90,000
Interest and other income	346	43,770	5,977	52,774
Interest and other expenses	(24,198)	(4,164)	(25,395)	(6,005)
	(23,852)	99,606	105,582	136,769

Net (loss) before taxes	(400,078)	(302,283)	(609,958)	(495,711)

Provision for income taxes	-	-	-	-

Net (loss)	$(400,078)	$(302,283)	$(609,958)	$(495,711)

Basic and diluted net (loss) per share	$(2,000.39)	$(1,511.42)	$(3,049.79)	$(2,478.56)

Weighted average number of shares	200	200	200	200

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THE VARSITY GROUP, INC.

STATEMENTS OF CASH FLOW (Unaudite

For the nine months ended September 30,	2003	2002

CASH FLOW FROM OPERATING ACTIVITIES
Net (loss)	$(609,958)	$(495,711)
Adjustments to reoncile net (loss) to net cash (used in)
operating activities:
Depreciation	47,545	50,302
Provision for bad debt	22,184	-
Decrease (Increase) in:
Restricted cash	155,827	(63,231)
Accounts receivable	394,953	292,327
Other assets	103,783	(64,706)
Increase (Decrease) in:
Accounts payable and accrued expenses	(322,628)	264,496
Accrued compensation & related taxes	(448,856)	(387,244)
Prefunded payroll	(525,877)	-
Net cash flows (used in) operating activities	(1,183,027)	(403,767)

CASH FLOW FROM INVESTING ACTIVITIES
Employee advances	2,500	11,850
Loan to related parties	(46,192)	(66,191)
Purchase of property and equipment	(6,358)	(105,243)
Net cash flows (used in) investing activities	(50,050)	(159,584)

CASH FLOW FROM FINANCING ACTIVITIES
Cash overdraft	-	364,162
Advances from (Repayment on) line of credit	(4,053)	49,510
roceeds from bank loan	300,000	46,643
roceeds from Officers' Loan	907,000	56,154
Net cash flows provided by financing activities	1,202,947	516,469

Net (decrease) in cash and cash equivalents	(30,130)	(46,882)

Cash and cash equivalents at beginning of period	287,128	192,804

Cash and cash equivalents at end of period	$256,998	$145,922

Supplemental Disclosure of Cash Flow Information:
interest paid	$12,636	$-

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THE VARSITY GROUP, INC.

NOTES TO INTERIM UNAUDITED FINANCIAL STATEMENTS

NOTE 1 – NATURE OF BUSINESS

The Varsity Group, Inc. (the "Company) is a professional employer organization ("PEO"), which provides professional employer services for small to medium-sized businesses nationwide. The company provides a broad range of services, including human resources consulting, payroll administration, risk management, benefits administration, and unemployment services to their clients. Additionally, the Company offers health and dental, insurance, defined contribution retirement plan, and cafeteria plan benefits to clients.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Presentation of Interim Information: The accompanying financial statements are unaudited and have been prepared by the Company pursuant to the rules and regulations of the Securities and Exchange Commission (SEC). Certain information and note disclosures typically included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted pursuant to such rules and regulations. In the opinion of management, the financial statements include all adjustments, consisting only of normal recurring adjustments, necessary for a fair statement of the results for the interim periods presented. The preparation of financial statements in conformity with generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from such estimates and assumptions. The financial statements should be read in conjunction with the audited financial statements and notes for years ended December 31, 2002 and 2001 appearing in this proxy on pages ??? . The results of operations for an interim period are not necessarily indicative of the results of operations for a full year. Certain prior year amounts have been reclassified to conform with the current year presentation. Such reclassifications had no impact on gross margin, net income or stockholders' equity.

Accounts Receivable and Allowance for Doubtful Accounts The Company provides an allowance for doubtful accounts equal to the estimated losses that will be incurred in the collection of receivables. These estimated losses on historical experience in addition to a review of current year status. This amount is $22,184 as of September 30, 2003, and $0 as of September 30, 2002. Accounts receivable at September 30, 2003 and 2002 include approximately $898,817 and $1,304,945, respectively, of unbilled receivables that were billed in October 2003 and October 2002.

The Company is currently collecting a written-off account of $331,000. Recovery of bad debt is recognized as other income. The company had collected $125,000 in 2003 and $277,500 through to date.

Loss Per Common Share The Company accounts for income (loss) per share in accordance with SFAS No. 128, "Earnings Per Share." SFAS No. 128 requires that presentation of basic and diluted earnings per share for entities with complex capital structures. Basic earnings per share includes no dilution and is computed by dividing net income (loss) available to common stockholders by the weighted average number of common stock outstanding for the period. Diluted earnings per share reflects the potential dilution of securities that could share in the earnings of an entity. Diluted net loss per common share does not differ from basic net loss per common share due to the lack of dilutive items in the Company.

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Recent Accounting Pronouncements In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities," an interpretation of Accounting Research Bulletin No. 51, "Consolidated Financial Statements." Interpretation 46 establishes accounting guidance for consolidation of variable interest entities that function to support the activities of the primary beneficiary. Interpretation 46 applies to any business enterprise, both public and private, that has a controlling interest, contractual relationship or other business relationship with a variable interest entity. The Company believes it has no investment in or contractual relationship or other business relationship with a variable interest entity and therefore the adoption did not have any impact on the Company’s financial position or results of operations. However, if the Company enters into any such arrangement with a variable interest entity in the future, the Company’s financial position or results of operations may be adversely impacted.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

In April 2003, the FASB issued SFAS 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities." SFAS 149 amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives) and for hedging activities under SFAS 133, "Accounting for Derivative Instruments and Hedging Activities." SFAS 149 is generally effective for contracts entered into or modified after June 30, 2003. Management believes that the adoption of this statement will not have a material impact on its results of operations or financial position.

In May 2003, the FASB issued SFAS 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity." SFAS 150 establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. SFAS 150 requires that an issuer classify a financial instrument that is within its scope as a liability if that financial instrument embodies an obligation to the issuer. SFAS 150 is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003, except for mandatory redeemable financial instruments of non-public entities. Management believes that the adoption of this statement will not have a material impact on its results of operations or financial position.

NOTE 3- LIQUIDITY AND MANAGEMENT PLAN

Historically, the Company has funded its operations largely through debt financing. However, the Company has incurred substantial losses and negative cash flows from operations since inception and has an accumulated deficit of $2,221,750 at September 30, 2003. For the nine months ended September 30, 2003, the Company incurred a loss from operations of $609,958 and negative cash flows from operations of $1,183,027. Management expects operating losses and negative cash flows to continue and anticipates that the Company’s unrestricted liquid assets are likely to be insufficient to cover the Company’s estimated funding needs in the near future. The Company can give no assurance that it will achieve profitability or be capable of sustaining profitable operations. As a result, operations in the near future are expected to continue to use working capital. Management of the Company is developing a plan to reduce operating expenses and obtain an infusion of capital through either public or private investment (see Note 9). The ability of the Company to continue as a going concern is dependent on management’s successful reduction of operating expenses and successful capital infusion. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

NOTE 4 – SHORT-TERM NOTES PAYBLE

The Company had a line of credit with a bank in the amount of $50,000. The line carries an interest rate of bank’s prime rate (4% at September 30, 2003), and requires monthly interest payments. The line is unsecured. The outstanding borrowing against on this line as of September 30, 2003 was $45,457. On September 10, 2003, the bank suspended the line of credit due to inadequate cash flow coverage by the Company.

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The company has secured a letter of credit in the amount of $450,000, personally guaranteed by the shareholders, in connection with insurance coverage. Effective May 23, 2003, the insurance company called the letter of credit as partial settlement of claims payable. On September 5, 2003, the letter of credit was converted into a short-term note payable. The note carries an interest rate at 6% per annum and requires monthly installments of $5,812 commencing October 5, 2003. The note was personally guaranteed by a shareholder and was due on September 5, 2004. As of September 30, 2003, the outstanding balance of the note was $300,000.

NOTE 5 – RELATED PARTY TRANSACTIONS

The Company had net advances of $58,862 due from its shareholder as of September 30, 2003. There are no formalized repayment terms or due dates, however, the Company believes that full collectibility of these balances will be realized in the ordinary course of business.

NOTE 5 – RELATED PARTY TRANSACTIONS (Continued)

The Company also have advanced loans to an affiliated entity which is developed by the Company’s shareholders. The balance of these advances at September 30, 2003 and 2002 was $46,192 and $66,191, respectively. There are no formalized repayment terms or due dates, however, the Company believes that full collectibility of these balances will be realized in the ordinary course of business.

The Company stockholders have advanced loans which are payable on demand with no due dates. Interest is the applicable Federal rate for short term notes ranging from 4.17% to 5.62% during 2003. The balance of these notes and related accrued interest at September 30, 2003 was $963,287 and $7,982, respectively.

NOTE 6 – NET (LOSS) PER SHARE

The following table sets forth the computation of basic and diluted earnings per share:

	For Three months ended		For Nine months ended
	September 30,		September 30,
	2003	2002	2003	2202

Numerator:
Net (loss)	$(400,078)	$(302,283)	$(609,958)	$(495,711)

Denominator:
Weighted Average of Common Shares	200	200	200	200

Net (loss) per share-basic and diluted	$(2,000)	$(1,511)	$(3,050)	$(2,479)

NOTE 7 – CONTINGENCIES

The Company has a self-insurance program for medical and dental coverage for its internal and worksite employees. The Company attempts to limit its losses through the use of stop-loss insurance policies. The Company has provided a total of $428,469 at September 30, 2003, as an estimated liability for unsettled workers' compensation claims liabilities. The estimated liability for unsettled workers' compensation claims represents management's best estimate, which includes, in part, an evaluation of information provided by the Company's third-party administrators for workers' compensation claims and its independent actuary, who annually assists management to estimate the total future costs of all claims, including potential future adverse loss development. Included in the claims liabilities are case reserve estimates for reported losses, plus additional amounts based on projections for incurred but not reported claims, anticipated increases in case reserve estimates and additional claims administration expenses. These estimates are continually reviewed and adjustments to liabilities are reflected in current operating results as they become known. The Company believes that the difference between amounts recorded for its estimated liabilities and the possible range of costs to settle related claims is not material to results of operations; nevertheless, it is reasonably possible that adjustments required in future periods may be material to results of operations.

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During 2002, the Company entered into a purchase agreement with an unrelated business entity in the amount of $150,000. The terms of the purchase agreement include $75,000 to be paid upon the execution of the purchase agreement and $75,000 to be paid in equal instalments over the next six quarters. The Company determined that the asset has recognized significant depreciation and therefore has suspended payments. The opposing party has initiated the litigation process to recover the balance of the agreement. The Company is vigorously defending their position and the likely outcome of this litigation cannot be assessed.

NOTE 8 - GUARANTEES
The Company from time to time enters into certain types of contracts that contingently require the Company to indemnify parties against third party claims. These contracts primarily relate to: (i) divestiture agreements, under which the Company may provide customary indemnifications to purchasers of the Company’s businesses or assets; (ii) certain real estate leases, under which the Company may be required to indemnify property owners for environmental and other liabilities, and other claims arising from the Company’s use of the applicable premises; and (iii) certain agreements with the Company's officers, directors and employees, under which the Company may be required to indemnify such persons for liabilities arising out of their employment relationship.

The terms of such obligations vary. Generally, a maximum obligation is not explicitly stated. Because the obligated amounts of these types of agreements often are not explicitly stated, the overall maximum amount of the obligations cannot be reasonably estimated. Historically, the Company has not been obligated to make significant payments for these obligations, and no liabilities have been recorded for these obligations on its balance sheet as of September 30, 2003.

In general, the Company did not warrant any services they perform and did not incur any warranty costs.

NOTE 9 – PENDING BUSINESS COMBINATION

On May 22, 2003, the Company enter into an acquisition agreement with Age Research, Inc. ("Buyer", a public company listed on OTC Bulletin Board). The Company shall sell and transfer to Buyer all of the Company’s issued and outstanding common stock in exchange of 9,343,920 post reverse split shares of the common stock of the Buyer. Upon completion of the acquisition, the Company’s shareholders will own approximately 80% of the outstanding common stock of the combined company. Consequently, for accounting purpose, the transaction will be accounted for as a reverse acquisition, with the Company as the acquirer. The acquisition has received the required approvals from both companies and is subject to various closing conditions and approvals, including stockholder approval by Age Research.

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Exhibit H

ACQUISITION AGREEMENT

THIS ACQUISITION AGREEMENT ("Agreement"), dated as of May 22, 2003, is by and among AGE RESEARCH, INC., a Delaware corporation ("Buyer"), THE VARSITY GROUP, INC., a Missouri corporation (the "Company"), and the persons and/or entities listed on Exhibit A hereto who are the holders in the aggregate of all the issued and outstanding capital stock of the Company (referred to collectively as the "Seller’) (Buyer, Company, and Seller may be referred to collectively as the "Parties").

RECITALS

A.   The capital stock of the Company consists of 30,000 authorized shares of Common Stock, $1.00 par value (the "the Company Shares"), of which two hundred (200) are currently issued and outstanding and held by Seller ("Shares").

B    The capital stock of the Buyer consists of 100,000,000 authorized shares of Common Stock, $.001 par value, of which 68,759,301 are currently issued and outstanding and held by Seller ("Shares").

C.   The Buyer represents that it’s Board of Directors and Shareholders will authorize a reverse split of 1 for 35 shares of stock prior to the closing date of this transaction and increase to 750,000,000 the number of authorized shares of common stock.

D.   Upon the terms and conditions set forth below, Seller desires to sell all of the Company Shares to Buyer, such that, following such transaction, the Company will be a 100% owned subsidiary of Buyer.

E.   The parties intend that this transaction qualify as a tax-free stock for stock Reorganization within the meaning of section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended;

NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties contained in this Agreement, the Parties hereto agree as follows:

ARTICLE 1
SALE AND PURCHASE OF THE SHARES

1 . 1   Issuance of the Shares. Subject to the terms and conditions herein set forth, and on the basis of the representations, warranties and agreements herein contained, Seller shall sell and transfer to Buyer two hundred (200) Shares of the Company’s common stock that constitute 100% of the issued and outstanding shares of capital stock of the Company.

1 . 2   Consideration . At the Closing, Buyer shall issue to Seller that number of shares of common stock of the Buyer (the "Consideration Shares") such that after issuance the Consideration Shares shall equal 80% of the issued and outstanding shares of common stock, or 9,343,920 post split shares of the common stock of the Buyer. The Consideration Shares shall be restricted common shares issued pursuant to Rule 506 of Regulation D as promulgated and amended by the Securities and Exchange Commission, Section 4(2) of the Securities Act of 1933, as amended, or Section 4(6) of the Securities Act of 1933, as amended.

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ARTICLE 2
REPRESENTATIONS AND WARRANTIES

2 .0   Representations and Warranties of Seller and the Company. Except as disclosed in Exhibit B referring specifically to the representations and warranties in this Agreement that identifies by section number the section and subsection to which such disclosure relates and is delivered by the Seller and the Company to the Buyer prior to the execution of this Agreement (the "Disclosure Schedules"), the Seller and the Company represent and warrant to the Buyer, as of the date hereof and as of the Closing, as follows:

2 .1   Organization, Standing, Power . Company is a corporation duly organized, validly existing, and in good standing under the laws of the state of Missouri. It has all requisite corporate power, franchises, licenses, permits, and authority to own its properties and assets and to carry on its business as it has been and is being conducted. Company is duly qualified and in good standing to do business in each jurisdiction in which a failure to so qualify would have a Material Adverse Effect (as defined below) on the Company. For purposes of this Agreement, the term "Material Adverse Effect" means any change or effect that, individually or when taken together with all other such changes or effects which have occurred prior to the date of determination of the occurrence of the Material Adverse Effect, is or is reasonably likely to be materially adverse to the business, assets (including intangible assets), financial condition, or results of operations of the entity.

2 .2   Authority . The Company and Seller have all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery by the Company and Seller of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the parts of the Company and Seller, including the approval of the Board of Directors of each Party. This Agreement has been duly executed and delivered by the Company and Seller to the Buyer and constitutes a valid and binding obligation of the Seller and the Company enforceable in accordance with its terms, except that such enforceability may be subject to: (a) bankruptcy, insolvency, reorganization, or other similar laws relating to enforcement of creditors’ rights generally; and (b) general equitable principles. Subject to the satisfaction of the conditions set forth in Article 3 below, the execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, conflict with or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation, or acceleration of any obligation, or to loss of a material benefit under, or the creation of a lien, pledge, security interest, charge, or other encumbrance on any assets of the Company (any such conflict, violation, default, right, loss, or creation being referred to herein as a "Violation") pursuant to: (i) any provision of the organization documents of the Company and Seller; or (ii) any loan or credit agreement, note, bond, mortgage, indenture, contract, lease, or other agreement, or instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule, or regulation applicable to each of the Company’s and Seller’s respective properties or assets, other than in the case of any such Violation which individually or in the aggregate would not have a Material Adverse Effect on the Company.

2 .3   Capitalization of the Company .

(a)   The Company . The capital stock of the Company consists of 30,000 authorized shares of Common Stock, $1.00 par value (the "Company Shares"), of which two hundred (200) are currently validly issued and outstanding and held by Seller free of all liens and encumbrances.

(b)   No Rights to Acquire Shares. Except as set forth on the Disclosure Schedules, there are no options, warrants, rights, calls, commitments, plans, contracts, or other agreements of any character granted or issued by any of the Company and Seller which provide for the purchase, issuance, or transfer of any additional shares of the capital stock of the Company nor are there any outstanding securities granted or issued by any of the Company and Seller that are convertible into any shares of the equity securities of the Company, and none is authorized. None of the Company and Seller have outstanding any bonds, debentures, notes, or other indebtedness the holders of which have the right to vote (or convertible or exercisable into securities having the right to vote) with holders of the Company s capital stock on any matter.

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(e)   No Voting Agreements. Except as set forth on the Disclosure Schedules, none of the Company and Seller are a party or subject to any agreement or understanding, and, to the best of the Company and Seller' knowledge, there is no agreement or understanding between any persons and/or entities, which affects or relates to the voting or giving of written consents with respect to any security or by a shareholder or director of any of the Company.

(f)   No Registration Rights. Except as set forth on the Disclosure Schedules the Company has not granted or agreed to grant any registration rights, including piggyback rights, to any person or entity.

2 .4   Subsidiaries. "Subsidiary" or "Subsidiaries" means all corporations, trusts, partnerships, associations, joint ventures, or other Persons, as defined below, of which the Company or any Subsidiary of the Company owns not less than twenty percent (20%) of the voting securities or other equity or of which the Company or any Subsidiary of the Company possesses, directly or indirectly, the power to direct or cause the direction of the management and policies, whether through ownership of voting shares, management contracts, or otherwise. "Person" means any individual, corporation, trust, association, partnership, proprietorship, joint venture, or other entity. Prior to the Closing of this Agreement, there are no Subsidiaries of the Company other than as disclosed herein or disclosed on the Disclosure Schedules.

2 .5   No Defaults. None of the Company and Seller has received notice that they would be, with the passage of time, in default or violation of any term, condition, or provision of: (i) their Articles of Incorporation or Bylaws; (ii) any judgment, decree, or order applicable to any of the Company and Seller; or (iii) any loan or credit agreement, note, bond, mortgage, indenture, contract, agreement, lease, license, or other instrument to which any of the Company and Seller is now a party or by which they or any of their properties or assets may be bound, except for defaults and violations which, individually or in the aggregate, would not have a Material Adverse Effect on any of the Company and Seller.

2 .6   Governmental Consents . Any consents, approvals, orders, or authorizations of or registrations, qualifications, designations, declarations, or filings with or exemptions by (collectively "Consents"), any court, administrative agency, or commission, or other federal, state, or local governmental authority or instrumentality, whether domestic or foreign (each a "Governmental Entity"), which may be required by or with respect to any of the Company and Seller in connection with the execution and delivery of this Agreement or the consummation by the Company and Seller of the transactions contemplated hereby, except for such Consents which if not obtained or made would not have a Material Adverse Effect on any of the Company and Seller for the transactions contemplated by this Agreement, are the responsibility of the Seller and the Company. Each of the Company and Seller hereby represents and warrants that such Consents have been obtained by them.
2 .7   Financial Statements . The Company and Seller have furnished Buyer with a true and complete copy of its financial statements for the period ending December 31, 2002, (the "Financial Statements"), which comply as to form in all material respects with all applicable accounting requirements with respect thereto and have been prepared internally and fairly present the financial positions of the Company as at the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, recurring audit adjustments not material in scope or amount). There has been no change in the Company's accounting policies or the methods of making accounting estimates or changes in estimates that are material to the Financial Statements, except as described in the notes thereto. A list of the Company’s assets, both tangible and intangible, is attached to this Agreement as Schedule 2.7-1 and a list of the Company’s liabilities is attached as Schedule 2.7-2. All of the Company’s assets are set forth in Schedule 2.7-1 and all of the Company’s liabilities are set forth in Schedule 2.7-2.

2 .8   Absence of Undisclosed Liabilities . None of the Company and Seller have any liabilities or obligations (whether absolute, accrued, or contingent) except: (i) Liabilities that are accrued or reserved against in their respective Balance Sheets; or (ii) additional Liabilities reserved against since December 31, 2002, that (x) have arisen in the ordinary course of business; (y) are accrued or reserved against on their books and records; and (z) amount in the aggregate to less than $25,000.

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2 .9   Absence of Changes. Since December 31, 2002, the Company has conducted its businesses in the ordinary course and there has not been: (i) any Material Adverse Effect on the business, financial condition, liabilities, or assets of the Company or any development or combination of developments of which management of the Company and Seller has knowledge which is reasonably likely to result in such an effect; (ii) any damage, destruction, or loss, whether or not covered by insurance, having a Material Adverse Effect on the Company; (iii) any declaration, setting aside or payment of any dividend or other distribution (whether in cash, stock, or property) with respect to the capital stock of the Company; (iv) any increase or change in the compensation or benefits payable or to become payable by the Company to any of their employees, except in the ordinary course of business consistent with past practice; (v) any sale, lease, assignment, disposition, or abandonment of a material amount of property of the Company, except in the ordinary course of business; (vi) any increase or modification in any bonus, pension, insurance, or other employee benefit plan, payment, or arrangement made to, for, or with any of their employees; (vii) the granting of stock options, restricted stock awards, stock bonuses, stock appreciation rights, and similar equity based awards; (viii) any resignation or termination of employment of any office of the Company; and the Company, to the best of their knowledge, do not know of the impending resignation or termination of employment of any such office; (ix) any merger or consolidation with another entity, or acquisition of assets from another entity except in the ordinary course of business; (x) any loan or advance by the Company to any person or entity, or guaranty by the Company of any loan or advance; (xi) any amendment or termination of any contract, agreement, or license to which any of the Company is a party, except in the ordinary course of business; (xii) any mortgage, pledge, or other encumbrance of any asset of any of the Company; (xiii) any waiver or release of any right or claim of the Company, except in the ordinary course of business; (xiv) any write off as uncollectible any note or account receivable or portion thereof; or (xv) any agreement by any of the Company to do any of the things described in this Section 2.9.

2 .10   Patents and Trademarks . The Company has sufficient title and ownership of all patents, trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights, and processes (collectively, "Intellectual Property") necessary for their businesses as now conducted without any conflict with or infringement of the rights of others. The Intellectual Property owned by the Company is listed in the Disclosure Schedules. There are no outstanding options, licenses, or agreements of any kind relating to the Intellectual Property, nor is the Company bound by or a party to any options, licenses, or agreements of any kind with respect to the Intellectual Property of any other person or entity. The Company has not received any communications alleging that they have violated or, by conducting their businesses as proposed, would violate any of the Intellectual Property of any other person or entity. The Company is not aware that any of their employees is obligated under any contract (including licenses, covenants, or commitments of any nature) or other agreement, or subject to any judgment, decree, or order of any court or administrative agency, that would interfere with the use of his or her best efforts to promote the interests of the Company or that would conflict with the Company’s business as proposed to be conducted. Neither the execution or delivery of this Agreement, nor the carrying on of the Company’s business by its employees, nor the conduct of the Company’s business as proposed, will, to the best of the Company and Seller' knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant, or instrument under which any of such employees is now obligated. None of the Company and Seller believes that it is or will be necessary to utilize any inventions of any of its employees (or people it currently intends to hire) made prior to their employment by the Company.

2 .11   Certain Agreements . Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will: (i) result in any payment (including, without limitation, severance, unemployment compensation, parachute payment, bonus, or otherwise), becoming due to any director, employee, or independent contractor of the Company, from any other party under any agreement or otherwise; (ii) materially increase any benefits otherwise payable under any agreement; or (iii) result in the acceleration of the time of payment or vesting of any such benefits.

2 .12   Compliance with Other Instruments . The Company is not in violation or default of any provision of its articles of incorporation or bylaws, or of any instrument, judgment, order, writ, decree, or contract to which it is a party or by which it is bound, or, to the best of their knowledge, of any provision of any federal or state statute, rule, or regulation which may be applicable to them. The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree, or contract, or an event that results in the creation of any lien, charge, or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization, or approval applicable to the Company, its businesses, or operations, or any of its assets or properties.

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2 .13   Employee Benefit Plans . All employee benefit plans (including without limitation all plans which authorize the granting of stock options, restricted stock, stock bonuses, or other equity based awards) covering active, former, or returned employees of the Company are listed in the Disclosure Schedules.

2 .14    Other Personal Property . The books and records of the Company contain a complete and accurate description, and specify the location, of all trucks, automobiles, machinery, equipment, furniture, supplies, and other tangible personal property owned by, in the possession of, or used by the Company in connection with their businesses. Except as set forth in the Disclosure Schedules, no personal property used by the Company in connection with their businesses is held under any lease, security agreement, conditional sales contract, or other title retention or security arrangement.

2 .15   Properties and Liens . Except as reflected in the Financial Statements or as set forth in the Disclosure Schedules, and except for statutory mechanics’ and materialmen’s liens, liens for current taxes not yet delinquent, the Company owns, free and clear of any liens, claims, charges, options, or other encumbrances, all of their tangible and intangible property, real and personal, whether or not reflected in the Financial Statements (except that sold or disposed of in the ordinary course of business since the date of such statements) and all such property acquired since the date of such statements. All real property and tangible personal property of the Company is in good operating condition and repair, ordinary wear and tear excepted.

2 .16   Inventory . The Company carries no inventory.

2 .17   Major Contracts . Except as otherwise disclosed in the Disclosure Schedules, the Company is not a party or subject to:

(a)   Any union contract, or any employment contract or arrangement providing for future compensation, written or oral, with any officer, consultant, director, or employee which is not terminable by the Company on 30 days’ notice or less without penalty or obligations to make payments related to such termination;

(b)   Any joint venture contract, partnership agreement or arrangement or any other agreement that has involved or is expected to involve a sharing of revenues with other persons or a joint development of products with other persons;

(c)   Any manufacture, production, distribution, sales, franchise, marketing, or license agreement, or arrangement by which products or services of the Company are developed, sold, or distributed;

(d)   Any material agreement, license, franchise, permit, indenture, or authorization which has not been terminated or performed in its entirety and not renewed which may be, by its terms, accelerated, terminated, impaired, or adversely affected by reason of the execution of this Agreement, or the consummation of the transactions contemplated hereby or thereby;

(e)   Any material agreement, contract, or commitment that requires the consent of another person for the Company to enter into or consummate the transactions contemplated by this Agreement;

(f)   Except for object code license agreements of the Company executed in the ordinary course of business, any indemnification by the Company with respect to infringements of proprietary rights; or

(g)   Any contract containing covenants purporting to materially limit the Company's freedom to compete in any line of business in any geographic area.

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All contracts, plans, arrangements, agreements, licenses, franchises, permits, indentures, authorizations, instruments, and other commitments listed in the Disclosure Schedules are valid and in full force and effect and to the best of their knowledge, neither the Company itself nor any other party thereto, breached any material provisions of, or is in default in any material respect under the terms thereof.

2 .18   Questionable Payments . The Company, nor to its knowledge any director, officer, employee, or agent of the Company, has: (i) made any payment or provided services or other favors in the United States or any foreign country in order to obtain preferential treatment or consideration by any Governmental Entity with respect to any aspect of the business of the Company and Seller; or (ii) made any political contributions that would not be lawful under the laws of the United States, any foreign country or any jurisdiction within the United States or any foreign country. None of the Company and Seller, nor to their knowledge any director, officer, employee, or agent of the Company, has been or is the subject of any investigation by any Governmental Entity in connection with any such payment, provision of services, or contribution.

2 .19   Recent Transactions . None of the Company and Seller, nor to their knowledge any director, officer, employee, or agent of the Company, is participating in any discussions and do not intend to engage in any discussion: (i) with any representative of any corporation or corporations regarding the consolidation or merger of the Company with or into any such corporation or corporations; (ii) with any corporation, partnership, association, or other business entity or any individual regarding the sale, conveyance, or disposition of all or substantially all of the assets of the Company and Seller or a transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company is disposed of; or (iii) regarding any other form of acquisition, liquidation, dissolution, or winding up of the Company and Seller.

2 .20   Leases in Effect . All real property leases and subleases as to which the Company is a party and any amendments or modifications thereof (each a "Lease" and, collectively, the "Leases") are listed in the Disclosure Schedules and are valid, in full force and effect and enforceable, and there are no existing defaults on the part of any party and no party has received nor given notice of default or claimed default with respect to any Lease, nor is there any event that with notice or lapse of time, or both, would constitute a default thereunder. Except as set forth on the Disclosure Schedules, no consent is required from any party under any Lease in connection with the completion of the transactions contemplated by this Agreement, and none of the Company and Seller have received notice that any party to any Lease intends to cancel, terminate, or refuse to renew the same or to exercise any option or other right thereunder, except where the failure to receive such consent, or where such cancellation, termination, or refusal would not have a Material Adverse Effect on the Company and Seller.

2 .21   Environmental .

(a)   To the best knowledge of the Company and Seller: (i) the business as presently or formerly engaged in by them is and has been conducted in compliance with all applicable Environmental Laws (as defined in subparagraph (b) below), including without limitation, having all permits, licenses, and other approvals and authorizations, during the time they engaged in such businesses; (ii) there are no civil, criminal, or administrative actions, suits, demands, claims, hearings, investigations, or proceedings pending or threatened against them relating to any violation, or alleged violation, of any Environmental Law; and (iii) they have not incurred, and none of their properties presently or formerly owned or operated by them are presently subject to, any material liabilities (fixed or contingent) relating to any suit, settlement, court order, administrative order, judgment, or claim asserted or arising under any Environmental Law.

(b)   "Environmental Law" means any federal, state, foreign, and local law, statute, ordinance, rule, regulation, code, license, permit, authorization, approval, consent, legal doctrine, order, judgment, decree, injunction, requirement, or agreement with any governmental entity relating to: (i) the protection, preservation, or restoration of the environment (including, without limitation, air, water, vapor, surface water, groundwater, drinking water supply, surface land, subsurface land, plant and animal life, or any other natural resource), to human health or safety; or (ii) the exposure to, or the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production, release, or disposal of hazardous substances, in each case as amended and as now or hereafter in effect.

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2 .22   Taxes. Except as set forth elsewhere in this Agreement or in the Disclosure Schedules:

(a)   All taxes, assessments, fees, penalties, interest, and other governmental charges with respect to the Company and Seller which have become due and payable by December 31, 2002, have been paid in full or adequately reserved against by the Company and Seller, and all taxes, assessments, fees, penalties, interest, and other governmental charges which have become due and payable subsequent to December 31, 2002, have been paid in full or adequately reserved against on their books of account and such books are sufficient for the payment of all unpaid federal, state, local, foreign, and other taxes, fees, and assessments (including without limitation, income, property, use, franchise, capital stock, added value, employees' income withholding, social security, and unemployment taxes), and all interest and penalties thereon with respect to the periods then ended and for all periods prior thereto; the Company has not incurred sales tax or excise tax liability;

(b)   There are no agreements, waivers, or other arrangements providing for an extension of time with respect to the assessment of any tax or deficiency against the Company and Seller, nor are there any actions, suits, proceedings, investigations, or claims now pending against the Company and Seller in respect of any tax or assessment, or any matters under discussion with any federal, state, local, or foreign authority relating to any taxes or assessments, or any claims for additional taxes or assessments asserted by any such authority; and

(c)   There are no liens for taxes upon the assets of the Company and Seller except for taxes that are not yet payable. The Company has withheld all taxes required to be withheld in respect of wages, salaries, and other payments to all employees, officers, and directors and timely paid all such amounts withheld to the proper taxing authority.

2 .23   Disputes and Litigation. Except as disclosed in the Disclosure Schedules, there is no suit, claim, action, litigation, or proceeding pending or, to the knowledge of the Company and Seller, threatened against or affecting the Company, respectively, or any of their properties, assets, or business or to which the Company is a party, in any court or before any arbitrator of any kind or before or by any Governmental Entity, which would, if adversely determined, individually or in the aggregate, have a Material Adverse Effect on the Company and Seller, nor is there any judgment, decree, injunction, rule, or order of any Governmental Entity or arbitrator outstanding against the Company, respectively, and having, or which, insofar as reasonably can be foreseen, in the future could have, any such effect. To the knowledge of the Company and Seller, there is no investigation pending or threatened against any of the respective Company and Seller before any foreign, federal, state, municipal, or other governmental department, commission, board, bureau, agency, instrumentality, or other Governmental Entity.

2 .24   Compliance with Laws. Except as set forth in the Disclosure Schedules, none of the Company and Seller' businesses is being conducted in violation of, or in a manner which could cause liability under any applicable law, rule, or regulation, judgment, decree, or order of any Governmental Entity, except for any violations or practices, which, individually or in the aggregate, have not had and will not have a Material Adverse Effect on the Company and Seller. The Company and Seller each have all franchises, permits, licenses, and any similar authority necessary for the conduct of their business as now being conducted by them, the lack of which could materially and adversely affect the business, properties, prospects, or financial condition of the Company and Seller and believes they can obtain, without undue burden or expense, any similar authority for the conduct of their business as it is planned to be conducted. None of the Company and Seller is in default in any material respect under any of such franchises, permits, licenses, or other similar authority. A true and complete list of all such franchises, permits, and licenses held by the Company and Seller is set forth in the Disclosure Schedules.

2 .25   Related Party Transactions . No employee, officer, or director of the Company nor member of his or her immediate family is indebted to the Company, nor is the Company indebted (or committed to make loans or extend or guarantee credit) to any of them. To the best of each of the Company and Seller’ knowledge, none of such persons has any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation that competes with the Company and Seller, except that employees, officers, or directors of the Company and Seller and members of their immediate families may own stock in publicly traded companies that may compete with the Company and Seller. To the best knowledge of each of the Company and Seller, respectively, no member of the immediate family of any officer or director of the Company is directly or indirectly interested in any material contract with the Company.

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2 .26   Insurance . The Company and Seller have or shall obtain fire and casualty insurance policies, with extended coverage, sufficient in amount (subject to reasonable deductibles) to allow them to replace any of their properties that might be damaged or destroyed within 45 days of the execution of this Agreement. The Seller shall have in effect and in good standing the current Worker’s Compensation with its current carrier at the time of closing.

2 .27   Minute Books . The minute books of the Company provided to Buyer contain a complete summary of all meetings of directors and shareholders since the time of incorporation and reflect all transactions referred to in such minutes accurately in all material respects.

2 .28   Disclosure . No representation or warranty made by the Company in this Agreement, nor any document, written information, statement, financial statement, certificate, or exhibit prepared and furnished or to be prepared and furnished by the Company and Seller or their representatives pursuant hereto or in connection with the transactions contemplated hereby, when taken together, contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements or facts contained herein or therein not misleading in light of the circumstances under which they were furnished.

2 .29   Reliance . The foregoing representations and warranties are made by each of the Seller and the Company with the knowledge and expectation that the Buyer is placing reliance thereon.

2.30   Status of Sellers.

(a) The Seller has access to the complete SEC filings of the Buyer filed on or after March 1, 2003, and has carefully read such filings in their entirety, and understands the contents thereof. Each Seller has relied only on the information contained therein, information otherwise provided by the Company in response to the request of each Seller or each Seller's financial advisor or representative, or information from books and records made available to each Seller by the Buyer.

(b) Each Seller confirms that, in making the decision to purchase the Consideration Shares, each Seller has relied solely upon independent investigations made by each Seller and/or each Seller's financial advisors or representatives, including each Seller's own professional tax, accounting, financial, legal and other advisors, and that each Seller and such financial representatives and advisors have been given the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the Offering and to obtain any additional information, to the extent such persons possess such information or can acquire it without unreasonable effort or expense.

(c) Each Seller understands that the certificate representing the Consideration Shares will bear a restrictive legend regarding the restricted transferability thereof and, therefore, the Consideration Shares are and will be "restricted securities," as that term is defined in the 1933 Act. The Seller is not acquiring the Consideration Shares with any view towards the resale or distribution thereof.

(d) Except as allowed by applicable securities laws, rules and regulations, the Consideration Shares are being purchased solely for the Seller's own account and not for the account of any other person or entity, and not for distribution, assignment or resale to others and no other person or entity has a direct or indirect beneficial interest in such Consideration Shares.

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(e) Each Seller agrees that the Seller will neither directly nor indirectly seek to assign, transfer or sell the Consideration Shares in any way inconsistent with the legend that will be placed on the certificate evidencing the Consideration Shares.

2.40 Representations and Warranties of Buyer

Representations and Warranties of BUYER . BUYER represents, warrants and covenants, except to the extent set forth on the BUYER Schedule of Exceptions or except as set forth in the reports required to be filed by BUYER under the Securities Act and the Exchange Act of 1934, as amended, including pursuant to Section 13(a) or 15(d) thereof (" SEC Reports "), as follows:

(a)   BUYER is a duly organized and validly existing corporation in good standing under the laws of the State of Delaware, authorized to issue an aggregate of 750,000,000 shares (at time of closing) of BUYER Common Stock. As of the Closing Date, other than BUYER Common Stock, there are no other securities authorized and/or issuable under the BUYER Articles of Incorporation. On the Closing Date, there will be issued and outstanding no more than 2,335,980 (post split) shares of BUYER Common Stock, all of which such issued and outstanding shares will be validly issued, fully paid and nonassessable. Except as contemplated by this Agreement, on the Effective Date there will be no issued or outstanding options, warrants or other rights, or commitments or agreements of any kind, contingent or otherwise, to purchase or otherwise acquire shares of BUYER Common Stock or any issued or outstanding securities of any nature convertible into shares of BUYER Common Stock. There is no proxy or any other agreement, arrangement or understanding of any kind authorized or outstanding which restricts, limits or otherwise affects the right to vote any shares of BUYER Common Stock.

(b)   BUYER is, and on the Closing Date will be, duly authorized, qualified and licensed under any and all applicable laws, regulations, ordinances or orders of public authorities to carry on its business in the places and in the manner as presently conducted. The business of BUYER does not require it to be registered as an investment company or investment advisor, as such terms are defined under the Investment Company Act and the Investment Advisors Act of 1940.

(c)    The financial statements of BUYER, consisting of its Balance Sheets as at December 31, 2002 and 2001, and its Statement of Operations for the fiscal years ended December 31, 2002 and 2001, its Statement of Stockholders' Equity as of December 31, 2002 and 2001 and its Statement of Cash Flows for the fiscal years ended December 31, 2002 and 2001 all together with accompanying notes, have been audited by independent public accountants, are complete and correct in all material respects, present fairly the financial position of BUYER and the results of operations and changes in financial position for the respective periods ended on such dates, and were prepared in accordance with generally accepted accounting principles consistently applied during the periods. The interim financial statements of BUYER, consisting of its Balance Sheet as of March 31, 2003 and its Statement of Operations, Statement of Stockholders' Equity and Statement of Cash Flows for the three-month period ending March 31, 2003 have been prepared in accordance with generally accepted accounting principles and have been adjusted for all normal and recurring accruals and present fairly the financial position of BUYER and the results of operations and changes in financial position for the respective periods ended on such dates, and were prepared in accordance with generally accepted accounting principles consistently applied during the periods. All the financial statements referenced herein regarding BUYER are collectively referred to as the " BUYER Financial Statements ", all of which are set forth in the SEC Reports publicly filed with the Commission.

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(d)   There has not been, and on the Closing Date there will not have been, any material change in the financial condition of BUYER from that set forth in the BUYER Financial Statements except for (i) transactions in the ordinary course of business, (ii) transactions relating to this Agreement, and (iii) the incurring of expenses and liabilities relating to this Agreement.

(e)   There are, and on the Closing there will be, no liabilities (including, but not limited to, tax liabilities) or claims against BUYER (whether such liabilities or claims are contingent or absolute, direct or indirect, accrued or unaccrued and matured or unmatured) not appearing on the BUYER Financial Statements.

(f)   All federal, state, county and local income, excise, property or other tax returns required to be filed by BUYER have been filed and all required taxes, fees or assessments have been paid or an adequate reserve therefore has been set up in the BUYER Financial Statements.

(g)   Reserved

(h)   BUYER has, and on the Closing Date will have, no material non-disclosed contracts to which it is, or on the Closing Date will be, a party.

(i)   There are, and on the Closing Date there will be, no legal, administrative, arbitral or other proceedings, claims, actions or governmental investigations of any nature pending or to BUYER's knowledge threatened in writing, against BUYER, including, but not limited to any shareholder claims or derivative actions, or challenging the validity or propriety of the transactions contemplated by this Agreement, and, to BUYER’s best knowledge, there is no reasonable basis for any proceeding, claim, action or governmental investigation against BUYER. BUYER is not a party to any order, judgment or decree which will, or might reasonably be expected to, materially adversely affect the business, operations, properties, assets or financial condition of BUYER.

(j)   Since December 31, 2002 and to the Closing Date there will be (i) no salaried or otherwise compensated employees and no bonuses paid to any officer or director of BUYER; (ii) no loans made to or transactions with any officer or director of BUYER; (iii) no dividends or other distributions declared or paid by BUYER; and (iv) no purchase by BUYER of any of the BUYER common stock except those disclosed.

(k)   BUYER has not issued or committed itself to issue, and to the Closing Date will not issue or commit itself to issue, any additional common shares or any options, rights, warrants, or other securities convertible into common shares, except as contemplated by this Agreement.

(l)   BUYER has no issued patents, trademarks, trademark registrations, trade names, copyrights, copyright registrations or applications therefor. BUYER has no knowledge of any infringements by it of any third party's intellectual property.

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(m)   BUYER has, and on the Closing Date will have, in all material respects operated its business and conducted its affairs in compliance with all applicable laws, rules and regulations.

(n)   On the Closing Date there will be no loans, leases, commitments, arrangements or other contracts of any kind or nature outstanding between (i) BUYER and (ii) any officer or director of BUYER or any person related to or affiliated with any officer or director of BUYER.

(o)   During the past five year period, no officer or director of BUYER has been the subject of any Bad Event.

(p)   BUYER has no pension plan, profit sharing or similar employee benefit plan.

(q)   Except for the consent and approval of the Boards of Directors of BUYER, the filing of a Form 8-K within 15 days of the Closing Date and the filing of a Form D with the Commission and the State of Delaware, no consents or approvals of, or filings or registrations with, any third party or any public body or authority are necessary in connection with (i) the execution and delivery by BUYER of this Agreement and (ii) the consummation of the Acquisition and the other transactions contemplated hereby. BUYER has, and on the Closing Date will have, full power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement and the transactions contemplated hereby have been, or will be prior to the Effective Date, duly approved by the Board of Directors of BUYER. This Agreement has been duly executed and delivered by BUYER and constitutes the legal, valid and binding obligation of BUYER enforceable against it in accordance with the terms hereof except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of rights hereunder or general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(r)   None of the information supplied or to be supplied by or about BUYER to the Company concerning the Acqusition contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

(s)   The execution and delivery by BUYER of this Agreement, the consummation and performance of the transactions herein contemplated, and compliance with the terms of this Agreement by BUYER will not conflict with, result in a breach of or constitute a default under (i) any indenture, mortgage, deed of trust or other agreement, instrument or contract to which BUYER is now a party or by which it or any of its assets or properties is bound; (ii) the Certificate of Incorporation, as amended, or the bylaws of BUYER, in each case as amended; or (iii) any law, order, rule or regulation, writ, injunction, judgment or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over BUYER or any of its business or properties.

(t)   To the best of its knowledge, BUYER is not in violation of any federal, state or local environmental law or regulation.

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ARTICLE 3
CONDITIONS PRECEDENT

3 .1   Conditions to Each Party’s Obligations . The respective obligations of each Party hereunder shall be subject to the satisfaction prior to or at the Closing of the following conditions:

(a)   No Restraints . No statute, rule, regulation, order, decree, or injunction shall have been enacted, entered, promulgated, or enforced by any court or Governmental Entity of competent jurisdiction that enjoins or prohibits the consummation of this Agreement and shall be in effect.

(b)   Legal Action . There shall not be pending or threatened in writing any action, proceeding, or other application before any court or Governmental Entity challenging or seeking to restrain or prohibit the consummation of the transactions contemplated by this Agreement, or seeking to obtain any material damages.

3 .2   Conditions to Seller’s Obligations . The obligations of Seller shall be subject to the satisfaction prior to or at the Closing of the following conditions unless waived by Seller.

(a)   Performance of Obligations of Buyer . Buyer shall have performed all agreements and covenants required to be performed by it under this Agreement prior to the Closing, except for breaches that do not have a Material Adverse Effect on the Parties or on the benefits of the transactions provided for in this Agreement. Seller shall have received a certificate signed on behalf of Buyer by the Chief Executive Officer of Buyer to such effect on the Closing.

(b)    Board and Shareholder Authorizations . The buyer shall have secured the necessary board and shareholder authorizations necessary to secure an increase in the Buyer’s authorized shares from the current 100,000,000 authorized shares to 750,000,000 authorized shares. The Buyer shall also have secured the necessary board and shareholder authorization in to secure a 1 for 35 reverse split enact such reverse of the Buyer’s capital stock prior to close.

3 .3   Conditions to Buyer’s Obligations . The obligations of Buyer shall be subject to the satisfaction prior to or at the Closing of the following conditions unless waived by Buyer:

(a)   Representations and Warranties of Seller and the Company . The representations and warranties of Seller and the Company set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing as though made on and as of the Closing, except: (i) as otherwise contemplated by this Agreement; or (ii) in respects that do not have a Material Adverse Effect on the Parties or on the benefits of the transactions provided for in this Agreement. Buyer shall have received certificates signed on behalf of Seller and the Company by the Chief Executive Officer or President of each Seller and the Company to such effect on the Closing.

(b)   Performance of Obligations of Seller and the Company . Seller and the Company shall have performed all agreements and covenants required to be performed by them under this Agreement prior to the Closing, except for breaches that do not have a Material Adverse Effect on the Parties or on the benefits of the transactions provided for in this Agreement. Buyer shall have received certificates signed on behalf of Seller and the Company by the Chief Executive Officer or President of each Seller and the Company to such effect on the Closing.

(c)   Governmental Approvals . All Consents of Governmental Entities legally required by Seller and the Company for the transactions contemplated by this Agreement shall have been filed, occurred, or been obtained, other than such Consents, the failure of which to obtain would not have a Material Adverse Effect on the consummation of the transactions contemplated by this Agreement.

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(d)   Consents of Other Third Parties . Seller and the Company shall have received and delivered to Buyer all requisite consents and approvals of all lenders, lessors, and other third parties whose consent or approval is required in order for Seller and the Company to consummate the transactions contemplated by this Agreement, or in order to permit the continuation after the Closing of the business activities of the Company in the manner such business is presently carried on by it. Buyer shall have received copies of any necessary written consent(s) to this Agreement and the transactions contemplated herein.

(e)   Material Adverse Change . Since the date hereof and through Closing, there shall not have occurred any change, occurrence, or circumstance in Seller or the Company having or reasonably likely to have, individually or in the aggregate, in the reasonable judgment of Buyer, a Material Adverse Effect on the Parties or on the transactions contemplated by this Agreement.
(f)   Due Diligence Investigation . The Buyer shall have completed its due diligence investigation and analysis of information and evaluation of the Company to its satisfaction in its sole judgment.

                    ARTICLE 4
         CLOSING AND DELIVERY OF DOCUMENTS

4 . 1   Time and Place . The closing of the transactions contemplated by this Agreement shall take place at the offices of NeoTactix, located in Irvine, California, no later than July 30, 2003, or at such other time and place as the Parties mutually agree upon in writing (which time and place are hereinafter referred to as the "Closing").

4 . 2   Deliveries by Seller . At Closing, Seller shall make the following deliveries to Buyer:

(a)   A stock certificate(s) representing the Company Shares previously owned by Seller as set forth in Section 1.1 above, together with an assignment in blank executed by each Seller;

(b)    A certificate of good standing for each Seller if Seller is an entity;

(c)    A certificate executed by Seller certifying that: (i) all Seller’s representations and warranties under this Agreement are true as of the Closing, as though each of those representations and warranties had been made on that date; and (ii) Seller has performed all agreements and covenants required to be performed by it under this Agreement prior to the Closing, except for breaches that do not have a Material Adverse Effect on the Parties or on the benefits of the transactions provided for in this Agreement; and

(d)    Certified resolutions of the Board of Directors of Seller, if Seller is an entity, in form satisfactory to counsel for Buyer, authorizing the execution and performance of this Agreement.

4.3   Deliveries by the Company . At Closing, the Company shall make the following deliveries to Buyer:

(a)   A certificate representing the Company Shares that Buyer is acquiring as set forth in Section 1.1 above;

(b)    A certificate of good standing for the Company;

(c)    A certificate executed by the Company certifying that: (i) all of the Company's representations and warranties under this Agreement are true as of the Closing, as though each of those representations and warranties had been made on that date; and (ii) the Company has performed all agreements and covenants required to be performed by it under this Agreement prior to the Closing, except for breaches that do not have a Material Adverse Effect on the Parties or on the benefits of the transactions provided for in this Agreement; and

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(d)    Certified resolutions of the Board of Directors of the Company, in form satisfactory to counsel for Buyer, authorizing the execution and performance of this Agreement; and
(e)   The minute book and corporate records of the Company.

4 .4   Deliveries by Buyer . At Closing, Buyer shall make the following deliveries to Seller:

(a)   A certificate executed by Buyer certifying that: (i) Buyer’s representations and warranties under this Agreement are true as of the Closing, as though each of those representations and warranties had been made on that date; and (ii) Buyer has performed all agreements and covenants required to be performed by it under this Agreement prior to the Closing, except for breaches that do not have a Material Adverse Effect on the Parties or on the benefits of the transactions provided for in this Agreement;

(b)    A certificate of good standing for Buyer; and

(c)    Certified resolutions of the Board of Directors of Buyer in form satisfactory to counsel for Seller, authorizing the execution and performance of this Agreement.

(d)   Stock Certificates for the Consideration Shares duly issued by the Buyer in the names and for the number of Consideration Shares set forth in Schedule 4.4(e).

ARTICLE 5
            INDEMNIFICATION

5 . 1   Seller and the Company’s Indemnity Obligations .

 (a)   Upon receipt of notice thereof, Seller and the Company shall, jointly and severally, indemnify, defend, and hold harmless Buyer from any and all claims, demands, liabilities, damages, deficiencies, losses, obligations, costs and expenses, including attorney fees and any costs of investigation that Buyer shall incur or suffer, that arise, result from or relate to: (i) any breach of, or failure by Seller or the Company to perform, any of their representations, warranties, covenants, or agreements in this Agreement or in any schedule, certificate, exhibit, or other instrument furnished or to be furnished by Seller and/or the Company under this Agreement; and (ii) the employment of any of the Company’s employees which is in violation of any law, regulation, or ordinance of any Governmental Entity either under the conduct of its business.

(b)   If additional liabilities or claims become known and claims are made upon the Company for occurrences prior to December 31, 2002, Buyer shall have the right to offset the liabilities and claims against the Consideration Shares as well as pursue all other remedies.

(c)   Buyer shall notify promptly Seller and the Company of the existence of any claim, demand, or other matter to which Seller and the Company’s indemnification obligations would apply, and shall give them a reasonable opportunity to defend the same at their own expense and with counsel of their own selection, provided that Seller shall at all times also have the right to fully participate in the defense. If Seller and the Company, within a reasonable time after this notice, fails to defend, Buyer shall have the right, but not the obligation, to undertake the defense of, and, with the written consent of Seller and the Company, to compromise or settle the claim or other matter on behalf, for the account, and at the risk, of Seller and the Company.

(d)   The Company’s obligations under this section 5.2 shall terminate upon the Closing.

5 . 2   Buyer’s Indemnity Obligations .
(a)   Upon receipt of notice thereof, Buyer shall indemnify, defend, and hold harmless Seller and/or the Company from any and all claims, demands, liabilities, damages, deficiencies, losses, obligations, costs, and expenses, including attorney fees and any costs of investigation that Seller and/or the Company shall incur or suffer, that arise, result from or relate to any breach of, or failure by Buyer to perform any of its representations, warranties, covenants, or agreements in this Agreement or in any schedule, certificate, exhibit, or other instrument furnished or to be furnished by Buyer under this Agreement.

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(b)   Upon receipt of notice thereof, Buyer shall indemnify, defend, and hold harmless Seller and/or the Company from any and all claims, demands, liabilities, damages, deficiencies, losses, obligations, costs, and expenses, including attorney fees and any costs of investigation that Seller shall incur or suffer, that arise, result from or relate to the conduct of the business of the Company subsequent to the Closing.

(c)   Seller shall notify promptly Buyer of the existence of any claim, demand or other matter to which Buyer’s indemnification obligations would apply, and shall give it a reasonable opportunity to defend the same at its own expense and with counsel of its own selection, provided that Seller shall at all times also have the right to fully participate in the defense. If Buyer, within a reasonable time after this notice, fails to defend, Seller shall have the right, but not the obligation, to undertake the defense of, and, with the written consent of Buyer, to compromise or settle the claim or other matter on behalf, for the account, and at the risk, of Buyer.

ARTICLE 6
            COVENANTS OF THE PARTIES

6.1   Covenants. The Parties agree as follows with respect to the period between the execution of this Agreement and the Closing.

(a)   General . Each of the Parties will reasonable best efforts to take all action and to do all things necessary, proper, or advisable in order to consummate and make effective the transactions contemplated by this Agreement (including satisfaction, but not waiver, of the closing conditions set forth herein).

(b)   Notices and Consents . The Seller and Company shall give any notices to third parties and obtain any third party consents that the Buyer reasonably may request in connection with this Agreement, including giving any notices to, make any filings with, obtaining any authorizations, consents, and approvals of governments and governmental agencies in connection with this Agreement.

(c)   Operation of Business . The Seller shall not cause or permit the Company to engage in any practice, take any action, or enter into any transaction outside the ordinary course of business.

(d)   Full Access . Each of the Seller and the Company shall permit representatives of the Buyer to have full access at all reasonable times, and in a manner so as not to interfere with the normal business operations of the Company, to all premises, properties, personnel, books, records (including tax records), contracts, and documents of or pertaining to the Company. The Buyer shall treat and hold as such any confidential information it receives from the Company in the course of the reviews contemplated by this Agreement, and shall not use any of the confidential information except in connection with this Agreement, and, if this Agreement is terminated for any reason whatsoever, shall return to the Company all tangible embodiments (and all copies) of the confidential information which are in its possession.

(e)   Notice of Developments .

(i) Any of the Seller and the Company shall notify the Buyer immediately of any development causing a breach of any of the representations and warranties in this Agreement.

(ii) Seller and the Company shall give prompt written notice to the Buyer of any material adverse development causing a breach of any of its representations and warranties in this Agreement. No disclosure by the Company pursuant to this (e)(ii), however, shall be deemed to amend or supplement the Disclosure Schedule or to prevent or cure any misrepresentation or breach of warranty.

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(f)    Exclusivity . None of the Sellers or the Company shall solicit, initiate, or encourage the submission of any proposal or offer from any other person relating to the acquisition of all or substantially all of the capital stock or assets of any of the Company (including any acquisition structured as a merger, consolidation, or share exchange); provided, however , that the Sellers and their directors and officers will remain free to participate in any discussions or negotiations regarding, furnish any information with respect to, assist or participate in, or facilitate in any other manner any effort or attempt by any Person to do or seek any of the foregoing to the extent their fiduciary duties may require

6.2   Post-Closing Covenants . The Parties agree as follows with respect to the period following the Closing.

(a)   General . In case at any time after the Closing any further action is necessary or desirable to carry out the purposes of this Agreement, each of the Parties will take such further action (including the execution and delivery of such further instruments and documents) as any other Party may request, all at the sole cost and expense of the requesting Party (unless the requesting Party is entitled to indemnification therefor as set forth below).

(b)   Litigation Support . If and for so long as any Party actively is contesting or defending against any action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand in connection with (i) any transaction contemplated under this Agreement or (ii) any fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction on or prior to the Closing Date involving the Company, each of the Seller and the Company shall cooperate with Buyer and its counsel in the defense or contest, make available their personnel, and provide such testimony and access to their books and records as shall be necessary in connection with the defense or contest, all at the sole cost and expense of the contesting or defending Party (unless the contesting or defending Party is entitled to indemnification therefor under this Agreement).

(c)   Transition . Neither of the Company nor the Seller will take any action that is designed or intended to have the effect of discouraging any lessor, licensor, customer, supplier, or other business associate of any of the Company from maintaining the same business relationships with the Company after the Closing as it maintained with the Company prior to the Closing.

(d)   Covenant Not to Compete . For a period of one year from and after the Closing Date, none of the Sellers will engage directly or indirectly in any business that Company conducts as of the Closing Date in any geographic area in which the Company conducts that business as of the Closing Date; provided, however , that no owner of less than 5% of the outstanding stock of any publicly-traded corporation shall be deemed to engage solely by reason thereof in any of its businesses. If the final judgment of a court of competent jurisdiction declares that any term or provision of this Agreement is invalid or unenforceable, the Parties agree that the court making the determination of invalidity or unenforceability shall have the power to reduce the scope, duration, or area of the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified after the expiration of the time within which the judgment may be appealed.

ARTICLE 7
        DEFAULT, WAIVER AND AMENDMENT

7.1   Default. Upon a breach or default under this Agreement by any of the Parties (following the cure period provided herein), the non-defaulting party shall have all rights and remedies given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. Notwithstanding the foregoing, in the event of a breach or default by any Party hereto in the observance or in the timely performance of any of its obligations hereunder which is not waived by the non-defaulting Party, such defaulting Party shall have the right to cure such default within 15 days after receipt of notice in writing of such breach or default.

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7.2   Waiver and Amendment. Any term, provision, covenant, representation, warranty, or condition of this Agreement may be waived, but only by a written instrument signed by the party entitled to the benefits thereof. The failure or delay of any party at any time or times to require performance of any provision hereof or to exercise its rights with respect to any provision hereof shall in no manner operate as a waiver of or affect such party's right at a later time to enforce the same. No waiver by any party of any condition, or of the breach of any term, provision, covenant, representation, or warranty contained in this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or waiver of any other condition or of the breach of any other term, provision, covenant, representation, or warranty. No modification or amendment of this Agreement shall be valid and binding unless it be in writing and signed by all Parties hereto.

ARTICLE 8
MISCELLANEOUS

8.1   Expenses. Whether or not the transactions contemplated hereby are consummated, each of the Parties hereto shall bear all taxes of any nature (including, without limitation, income, franchise, transfer, and sales taxes) and all fees and expenses relating to or arising from its compliance with the various provisions of this Agreement and such party's covenants to be performed hereunder, and except as otherwise specifically provided for herein, each of the Parties hereto agrees to pay all of its own expenses (including, without limitation, attorneys and accountants' fees, and printing expenses) incurred in connection with this Agreement, the transactions contemplated hereby, the negotiations leading to the same and the preparations made for carrying the same into effect, and all such taxes, fees, and expenses of the Parties hereto shall be paid prior to Closing.

8.2   Notices. Any notice, request, instruction, or other document required by the terms of this Agreement, or deemed by any of the Parties hereto to be desirable, to be given to any other party hereto shall be in writing and shall be given by facsimile, personal delivery, overnight delivery, or mailed by registered or certified mail, postage prepaid, with return receipt requested, to the following addresses:

To Buyer:            AGE RESEARCH, INC.
Attn:        Richard F. Holt
31103 Rancho Viejo Road
Suite 2102

San Juan Capistrano, CA 92675
Fax: 800-597-1970

With a copy to:    Scott W. Absher
NeoTactix
18101 Von Karman Avenue
Suite 330

Irvine, CA 96212
Telephone: 949-888-8060
Fax: 949-888-0863

With a copy to:     Owen Naccarato, Esq.
Naccarato & Associates
19600 Fairchild
Suite 260
Irvine, CA 92612
Fax: 949-851-9262

To the Company:     THE VARSITY GROUP, INC.
12755 Olive Boulevard
Suite 120
Creve Coeur, MO 63141
Attention: Mr. David A.Brinker
Attention: Mr. David V.Avakian

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To the Seller:    Mr. David A. Brinker
Mr. David A.Avakian
c/o THE VARSITY GROUP, INC.
12755 Olive Boulevard
Suite 120
St. Louis, MO 63141

The persons and addresses set forth above may be changed from time to time by a notice sent as aforesaid. If notice is given by facsimile, personal delivery, or overnight delivery in accordance with the provisions of this Section, said notice shall be conclusively deemed given at the time of such delivery. If notice is given by mail in accordance with the provisions of this Section, such notice shall be conclusively deemed given seven days after deposit thereof in the United States mail.

8.3   Entire Agreement . This Agreement, together with the Schedule and Exhibits hereto, sets forth the entire agreement and understanding of the Parties hereto with respect to the transactions contemplated hereby, and supersedes all prior agreements, arrangements and understandings related to the subject matter hereof. No understanding, promise, inducement, statement of intention, representation, warranty, covenant, or condition, written or oral, express or implied, whether by statute or otherwise, has been made by any party hereto which is not embodied in this Agreement, or in the schedules or exhibits hereto or the written statements, certificates, or other documents delivered pursuant hereto or in connection with the transactions contemplated hereby, and no party hereto shall be bound by or liable for any alleged understanding, promise, inducement, statement, representation, warranty, covenant, or condition not so set forth.

8.4   Survival of Representations . All statements of fact (including financial statements) contained in the Schedules, the exhibits, the certificates, or any other instrument delivered by or on behalf of the Parties hereto, or in connection with the transactions contemplated hereby, shall be deemed representations and warranties by the respective party hereunder. All representations, warranties, agreements, and covenants hereunder shall survive the Closing and remain effective regardless of any investigation or audit at any time made by or on behalf of the Parties or of any information a party may have in respect hereto. Consummation of the transactions contemplated hereby shall not be deemed or construed to be a waiver of any right or remedy possessed by any party hereto, notwithstanding that such party knew or should have known at the time of closing that such right or remedy existed.

8.5   Incorporated by Reference . The schedules, exhibits, and all documents (including, without limitation, all financial statements) delivered as part hereof or incident hereto are incorporated as a part of this Agreement by reference.

8.6   Remedies Cumulative . No remedy herein conferred upon the Parties is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

8.7   Execution of Additional Documents . Each Party hereto shall make, execute, acknowledge, and deliver such other instruments and documents, and take all such other actions as may be reasonably required in order to effectuate the purposes of this Agreement and to consummate the transactions contemplated hereby.

8.8   Finders' and Related Fees . Each of the Parties hereto is responsible for, and shall indemnify the other against, any claim by any third party to a fee, commission, bonus, or other remuneration arising by reason of any services alleged to have been rendered to or at the instance of said party to this Agreement with respect to this Agreement or to any of the transactions contemplated hereby.

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8.9   Governing Law . This Agreement has been negotiated and executed in the State of Delaware and shall be construed and enforced in accordance with the laws of such state.

8.10   Forum . Each of the Parties hereto agrees that any action or suit which may be brought by any party hereto against any other party hereto in connection with this Agreement or the transactions contemplated hereby may be brought only in a federal or state court in Pennsylvania, Delaware, or in St. Louis, Missouri.

8.11   Professional Fees . In the event any Party hereto shall commence legal proceedings against the other to enforce the terms hereof, or to declare rights hereunder, as the result of a breach of any covenant or condition of this Agreement, the prevailing party in any such proceeding shall be entitled to recover from the losing party its costs of suit, including reasonable attorneys' fees, accountants’ fees, and experts’ fees.

8.12   Binding Effect and Assignment . This Agreement shall inure to the benefit of and be binding upon the Parties hereto and their respective heirs, executors, administrators, legal representatives, and assigns.

8.13   Counterparts; Facsimile Signatures . This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The Parties agree that facsimile signatures of this Agreement shall be deemed a valid and binding execution of this Agreement.

8.14   Representation . All Parties to this Agreement have been given the opportunity to consult with counsel of their choice regarding their rights under this Agreement.

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IN WITNESS WHEREOF, the Parties hereto have executed this Agreement, as of the date first written hereinabove.

BUYER:

AGE RESEARCH, INC.,
a Delaware corporation

/s/ Richard Holt
______________________
By: Richard Holt
Its: President

THE COMPANY:

THE VARSITY GROUP, INC.,
a Missouri Corporation

/s/ David V. Avakian
_________________

By: David V. Avakian
Its: President

/s/ David A. Brinker

_____________________________
By: David A. Brinker
Its: Executive Vice President

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